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International Business Machines Corporation
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IBM Notice of 2015 Annual Meeting and Proxy Statement

International Business Machines Corporation

Armonk, New York 10504

March 9, 2015

DEAR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 28, 2015 at 10 a.m., in the Statehouse Convention Center, Little Rock, Arkansas.

We are very pleased that Mr. Alex Gorsky, Chairman and Chief Executive Officer of Johnson & Johnson, and Mr. Peter R. Voser, Retired Chief Executive Officer of Royal Dutch Shell plc, are new nominees for the Board this year.

At this year’s Annual Meeting, you will once again be asked to provide an advisory vote on executive compensation. The Board’s recommendation on this item is set forth in the proposal, and your support is important.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, Armonk, NY 10504.

Very truly yours,

Virginia M. Rometty

Chairman of the Board

YOUR VOTE IS IMPORTANT.

Please vote by using the Internet, the telephone,

or by signing, dating, and returning the enclosed proxy card.

NOTICE OF MEETING

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 28, 2015 at 10 a.m., in the Statehouse Convention Center, #1 Statehouse Plaza, Little Rock, Arkansas. The items of business are:

1.         Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.         Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.         Advisory vote on executive compensation.

4.         Four stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Christina M. Montgomery

Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 9, 2015 to all stockholders entitled to vote. The IBM 2014 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 28, 2015: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.

IBM Notice of 2015 Annual Meeting and Proxy Statement

International Business Machines Corporation

TABLE OF CONTENTS

1. Election of Directors for a Term of One Year

General Information:
• IBM Board of Directors
• Committees of the Board
• Certain Transactions and Relationships
• Certain Information about Insurance and Indemnification
• 2014 Director Compensation
• Section 16(a) Beneficial Ownership Reporting Compliance
• Ownership of Securities

Executive Compensation:
2014 Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2014 Compensation Discussion and Analysis
2014 Summary Compensation
2014 Grants of Plan-Based Awards
2014 Outstanding Equity Awards at Fiscal Year-End
2014 Option Exercises and Stock Vested
2014 Retention Plan
2014 Pension Benefits
2014 Nonqualified Deferred Compensation
2014 Potential Payments Upon Termination

Report of the Audit Committee of the Board of Directors

Audit and Non-Audit Fees

2. Ratification of Appointment of Independent Registered Public Accounting Firm

3. Advisory Vote on Executive Compensation

4. Stockholder Proposal for Disclosure of Lobbying Policies and Practices

5. Stockholder Proposal on the Right to Act by Written Consent

6. Stockholder Proposal to Limit Accelerated Executive Pay

7. Stockholder Proposal on Establishing a Public Policy Committee

Frequently Asked Questions

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Alain J.P. Belda, 71, is a managing director at Warburg Pincus LLC, a global private equity and investment firm. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Belda joined Alcoa in 1969 and subsequently held various executive positions. From 1979 to 1994, he was president of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary. He was named executive vice president of Alcoa Inc. in 1994, vice chairman in 1995, president and chief operating officer in 1997 and president and chief executive officer in 1999. Mr. Belda was chairman and chief executive officer from 2001 until 2008; he remained chairman until his retirement in 2010. He is a director of Renault S.A., Omega Energia Renovavel S.A., Banco Indusval Partners, Pet Center Marginal and Dudalina. Additionally, during the past five years, he served as a director of Citigroup Inc. Mr. Belda became an IBM director in 2008.

William R. Brody, 71, is president of the Salk Institute for Biological Studies, a non-profit scientific research institution. He is a member of IBM’s Directors and Corporate Governance Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at The Johns Hopkins University and radiologist-in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until 1996. Dr. Brody was president of The Johns Hopkins University from 1996 to 2009. He is a director of all T. Rowe Price fund companies and BioMed Realty Trust. Dr. Brody is a trustee of the W.M. Keck Foundation. Additionally, during the past five years, he served as a director of Novartis AG. Dr. Brody became an IBM director in 2007.

Kenneth I. Chenault, 63, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company. Mr. Chenault became an IBM director in 1998.

Michael L. Eskew, 65, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is IBM’s Presiding Director, chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remained on the board of United Parcel Service until the end of 2014. He is a director of Allstate Corporation, Eli Lilly and Company and 3M Company. In addition, he is chairman of the Annie E. Casey Foundation. Mr. Eskew became an IBM director in 2005.

David N. Farr, 60, is chairman and chief executive officer of Emerson Electric Co., a diversified manufacturing and technology company. He is a member of IBM’s Audit Committee. Mr. Farr joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010. He is a member of the Executive Committee of the National Association of Manufacturers, and a director of the US-China Business Council. Mr. Farr became an IBM director in 2012.

Alex Gorsky, 54, is chairman and chief executive officer of Johnson & Johnson, a global healthcare products company. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Gorsky joined Johnson & Johnson in 1988. In 2001, he was appointed president of Janssen Pharmaceutical Inc., and in 2003 he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group. Mr. Gorsky became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012 and was named chairman in December 2012. Mr. Gorsky also serves on the boards of the Travis Manion Foundation, Congressional Medal of Honor Foundation, and the National Academy Foundation. Mr. Gorsky became an IBM director in 2014.

Shirley Ann Jackson, 68, is president of Rensselaer Polytechnic Institute. She is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995, and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated. She is co-chair of the President’s Intelligence Advisory Board, and a member of the International Security Advisory Board to the United States Secretary of State. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, a trustee of the Brookings Institution and a past president of the American Association for the Advancement of Science. She is a member of the Council on Foreign Relations, the National Academy of Engineering, the American Philosophical Society and the Board of Regents of the Smithsonian Institution. Additionally, during the past five years, she served as a director of NYSE Euronext. Dr. Jackson became an IBM director in 2005.

Andrew N. Liveris, 60, is chairman, president and chief executive officer of The Dow Chemical Company, a global technology company focused on developing innovative solutions at the intersections of the physical, materials, polymer and biological sciences. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Liveris joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. Mr. Liveris serves as vice chairman of the executive committee of the Business Roundtable, co-chair of the President’s Advanced Manufacturing Partnership, an Executive Committee member and past chairman of The Business Council and a member of the President’s Export Council. Mr. Liveris is also a trustee of the Herbert H. & Grace A. Dow Foundation, the California Institute of Technology and the United States Council for International Business (USCIB). Additionally, he served as a director of Citigroup Inc. until April 2011. Mr. Liveris became an IBM director in 2010.

W. James McNerney, Jr., 65, is chairman and chief executive officer of The Boeing Company, an aerospace company and manufacturer of commercial airplanes and defense, space and security systems. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. McNerney joined Boeing in his current role in 2005. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company. Mr. McNerney is chairman of the President’s Export Council. He is also a director of The Procter & Gamble Company. Mr. McNerney became an IBM director in 2009.

James W. Owens, 69, is retired chairman and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995 and vice chairman in 2003. Mr. Owens served as chairman and chief executive officer of Caterpillar from 2004 until his retirement in 2010. He is a director of Alcoa Inc. and Morgan Stanley. Mr. Owens is chairman of the executive committee of the Peterson Institute for International Economics and a senior advisor at KKR & Co. L.P. He is a trustee of North Carolina State University and was a member of the President’s Economic Recovery Advisory Board. Mr. Owens became an IBM director in 2006.

Virginia M. Rometty, 57, is chairman, president and chief executive officer of IBM and chair of IBM’s Executive Committee. Mrs. Rometty joined IBM in 1981. She was elected senior vice president of Global Business Services in 2005, senior vice president of Sales and Distribution in 2009, senior vice president and group executive of Sales, Marketing and Strategy in 2010, president and chief executive officer in early 2012 and chairman in late 2012. She is a member of the Business Roundtable, the Council on Foreign Relations, the President’s Export Council, the Board of Trustees of Northwestern University and the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center. Mrs. Rometty became an IBM director in 2012.

Joan E. Spero, 70, is an adjunct senior research scholar at Columbia University’s School of International and Public Affairs. She is a member of IBM’s Audit Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a director of Citigroup Inc. and International Paper Company. From 2009 to 2010, she was a visiting fellow at the Foundation Center. She is a member of the Council on Foreign Relations and the American Philosophical Society, a trustee emeritus of Columbia University, an honorary trustee of the Brookings Institution, and a trustee of the Wisconsin Alumni Research Foundation and the International Center for Transitional Justice. Additionally, during the past five years, she served as a member of the supervisory board of ING Group. Ms. Spero became an IBM director in 2004.

Sidney Taurel, 66, is senior advisor at Moelis & Company, an investment bank. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of McGraw Hill Financial, Inc. He is also a member of the Board of Overseers of the Columbia Business School, a graduate member of The Business Council and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

Peter R. Voser, 56, is retired chief executive officer of Royal Dutch Shell plc, a global group of energy and petrochemical companies. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Voser joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil Products. In 2002, he joined the Asea Brown Boveri (ABB) Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004 becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of the company in 2009 and held that position until his retirement in late 2013. He is a director of Catalyst, Roche Holding Limited, and Temasek. Mr. Voser is also active in a number of international and bilateral organizations, including The Business Council. Additionally, during the past five years he served as a director of UBS AG. Mr. Voser became an IBM director in 2015.

GENERAL INFORMATION

IBM Board of Directors

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2015, the Board will consist of 14 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held nine meetings during 2014. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2014, overall attendance at Board and committee meetings was over 94%. Attendance was at least 75% for each director except Mr. Zambrano who died in May 2014. Information about board attendance at the Company’s 2014 Annual Meeting of Stockholders and the Company’s policy with regard to board members’ attendance at annual meetings of stockholders is available at http://www.ibm.com/investor/governance/director-attendance-at-annual-meeting.html?subtabs=open.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without members of management. An executive session with independent directors is held at least once a year, and the non-management directors met in executive session nine times in 2014. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.wss.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of the Company’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described in the table below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

A.J.P. Belda	• Global business experience as former chairman and chief executive officer of Alcoa Inc.
• Private equity management experience as a managing director of Warburg Pincus LLC
• Outside board experience as a director of Renault S.A.
W.R. Brody	• Leadership position as president of the Salk Institute for Biological Studies, a leading scientific research institution that develops solutions to a wide range of medical issues
• Leadership and teaching positions at research universities, including former president of The Johns Hopkins University
• Outside board experience as a director of all T. Rowe Price fund companies and former director of Novartis AG
• Experience as a university trustee
• Experience as a founder and former chief executive officer of a high-tech medical device company
K.I. Chenault	• Global business, technology and information management experience as chairman and chief executive officer of American Express Company
• U.S. Government service (member of the President’s Council on Jobs and Competitiveness)
• Affiliation with leading business and public policy association (member of the executive committee of the Business Roundtable)
• Experience as a university trustee
• Outside board experience as a director of The Procter & Gamble Company
M.L. Eskew	• Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.
• Outside board experience as a director of Allstate Corporation, Eli Lilly and Company, and 3M Company
• Chairman of charitable organization
D.N. Farr	• Global business experience as chairman and chief executive officer of Emerson Electric Co.
• Affiliation with leading business and public policy association (director of the US-China Business Council)
• Outside board experience as a former director of Delphi Corporation
A. Gorsky	• Global business experience as chairman and chief executive officer of Johnson & Johnson
• Affiliation with leading business and public policy associations (member of the Business Roundtable and The Business Council)
S.A. Jackson	• Leadership position as president of Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace
• Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

• U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission, co-chair of the President’s Intelligence Advisory Board, member of the International Security Advisory Board to the United States Secretary of State, and a former member of the President’s Council of Advisors on Science and Technology)

• Regulatory experience (former member of the board of governors of the Financial Industry Regulatory Authority (FINRA))
• Affiliation with leading business and public policy associations (member of the Council on Foreign Relations and former university vice chair of the Council on Competitiveness)
• Outside board experience as a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated
• Leadership and teaching positions at a research university

A.N. Liveris	• Global business experience as chairman, president and chief executive officer of The Dow Chemical Company
• U.S. Government service (co-chair of the President’s Advanced Manufacturing Partnership and member of the President’s Export Council)
• Affiliation with leading business and public policy associations (vice chairman of the executive committee of the Business Roundtable and former chairman of The Business Council)
• Outside board experience as a former director of Citigroup Inc.
• Experience as a university trustee
W.J. McNerney, Jr.	• Global business experience as chairman and chief executive officer of The Boeing Company
• Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company
• U.S. Government service (chairman of the President’s Export Council)
• Affiliation with leading business and public policy association (member and former chairman of the executive committee of the Business Roundtable)
• Outside board experience as a director of The Procter & Gamble Company
• Experience as a university trustee
J.W. Owens	• Global business experience as former chairman and chief executive officer of Caterpillar Inc.
• Experience as a senior advisor at KKR & Co. L.P., a global asset management company
• U.S. Government service (former member of the President’s Economic Recovery Advisory Board)

• Affiliation with leading business and public policy associations (chairman of the executive committee of the Peterson Institute for International Economics, former director of the Council on Foreign Relations, and former Chairman of The Business Council)

• Outside board experience as a director of Alcoa Inc. and Morgan Stanley
• Experience as a university trustee
V.M. Rometty	• Global business experience as chairman, president and chief executive officer of IBM
• Affiliation with leading business and public policy associations (member of the Business Roundtable, the Council on Foreign Relations and the Peterson Institute for International Economics)
• U.S. Government service (member of the President’s Export Council)
• Experience as a university trustee
J.E. Spero	• Experience as senior research scholar, Columbia University’s School of International and Public Affairs
• Research experience with national non-profit service organization (former visiting fellow at the Foundation Center)
• Leadership position as former president of the Doris Duke Charitable Foundation
• Business experience as a former senior executive of American Express Company
• U.S. Government service (former U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and former U.S. Ambassador to the United Nations for Economic and Social Affairs)
• Affiliation with leading business and public policy association (member of the Council on Foreign Relations)
• Outside board experience as a director of Citigroup Inc. and International Paper Company
• Experience as a university trustee and former university professor
S. Taurel	• Global business experience as former chairman and chief executive officer of Eli Lilly and Company
• Private equity management experience as former senior advisor of Capital Royalty L.P.
• U.S. Government service (former member of the Homeland Security Advisory Council, the President’s Export Council and the Advisory Committee for Trade Policy and Negotiations)
• Affiliation with leading business association (graduate member of The Business Council)
• Outside board experience as a director of McGraw Hill Financial, Inc.
• Member of a a university oversight board
P.R. Voser	• Global business experience as former chief executive officer of Royal Dutch Shell plc
• Affiliation with leading business and public policy associations (member of the European Round Table of Industrialists and The Business Council)
• Outside board experience as a director of Roche Holding Limited

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/board-of-directors/director-independence-standards.wss. Applying those standards for the non-management directors standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, W.R. Brody, M.L. Eskew, D.N. Farr, A. Gorsky, S.A. Jackson, A.N. Liveris, W.J. McNerney, Jr., J.W. Owens, J.E. Spero, S. Taurel, P.R. Voser, and L.H. Zambrano. The Committee and the Board have determined that K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company in 2012 and 2013. As a result, Mr. Chenault does not participate on any committee of the Board and does not participate in the determination or approval of the compensation level for the Company’s CEO. The Company holds an executive session of the Board at least once a year that includes only independent directors. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company and is not an executive officer. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances. Mrs. Rometty serves as IBM’s Chairman and CEO and Mr. Eskew serves as Presiding Director, a structure which the Directors and Corporate Governance Committee and the Board believe is in the best interests of the Company and its stockholders. The Presiding Director has the following responsibilities:

•             Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•             Serve as liaison between the Chairman and the independent directors;

•             Approve information sent to the Board;

•             Approve meeting agendas for the Board;

•             Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•             Have authority to call meetings of the independent directors; and

•             If requested by major stockholders, ensure that he or she is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

The Directors and Corporate Governance Committee and the Board as a whole believe that this leadership structure provides the Company with the benefits of combining the leadership role of Chairman and CEO, while also recognizing the unique strengths and capabilities of IBM’s Board members. An independent Presiding Director with these clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. Mr. Eskew, the Presiding Director, has significant global business, leadership and oversight experience as the former chairman and chief executive officer of United Parcel Service, Inc., the current chairman of the Annie E. Casey Foundation, and a board member of Allstate Corporation, Eli Lilly and Company, and 3M Company.

In recent years, much attention has been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. The Audit Committee periodically reviews the Company’s enterprise management framework, including the Company’s enterprise risk management processes. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of the Company is available at http://www.ibm.com/investor/governance/board-of-directors/contact-the-board.wss.

Committees of the Board

Executive
		Directors and	Compensation
		Corporate	and Management
Name	Audit	Governance	Resources	Executive
A.J.P. Belda		✓
W.R. Brody		✓
M.L. Eskew	Chair			✓
D.N. Farr	✓
A. Gorsky			✓
S.A. Jackson		Chair		✓
A.N. Liveris			✓
W.J. McNerney, Jr.			✓
J.W. Owens	✓
V.M. Rometty				Chair
J.E. Spero	✓
S. Taurel			Chair	✓
P.R. Voser		✓

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and reviews its selection with the Board. In addition, at the beginning of each year, the Audit Committee approves the proposed services to be provided by the accounting firm during the year. Any additional engagements that arise during the course of the year are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held six meetings in 2014. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers, and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/governance/business-conduct-guidelines.wss.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board, suggestions from Company management, including the CEO and, from time to time, a third-party search firm. Any formal invitation to a director candidate is authorized by the full Board. The Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. In addition, the Committee makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Frederic W. Cook & Co. Inc. (Cook & Co.) to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, Cook & Co. does not perform any other work for the Company. The Committee determined that Cook & Co. is free of conflicts of interest. The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held four meetings in 2014. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate her performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made under these delegations are reviewed periodically with the Committee.

The chair of the Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the IBM Senior Vice President of Human Resources (SVP HR) review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on her evaluation of each senior executive’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. Beginning in August 2014, the Committee retained Frederic W. Cook & Co., Inc. (Cook & Co.) as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Cook & Co. reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. Other than services provided to IBM’s Executive Compensation and Management Resources Committee and IBM’s Directors and Corporate Governance Committee, Cook & Co. does not perform any other work for the Company, and the work done by them for the Committee is documented in a formal agreement executed by Cook & Co. and the Committee. The Committee previously retained Semler Brossy Consulting Group, LLC as its compensation consultant through July 2014. See Section 1 of the 2014 Compensation Discussion and Analysis for additional information about the Committee’s consultant.

The Committee reports to stockholders as required by the SEC (see 2014 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2014. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

Compensation Committee Interlocks and Insider Participation

Messrs. Belda, Gorsky, Liveris, McNerney and Taurel served as members of the Executive Compensation and Management Resources Committee in 2014. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2014, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2014.

Certain Transactions and Relationships

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

IBM entered into a consulting agreement with Ms. L.S. Sanford, an executive officer of the Company, in connection with her retirement from IBM on December 31, 2014. For a period of one year after Ms. Sanford’s retirement, she may be asked, from time to time, to provide services to the Company as an independent contractor. The fee for such services would be $5,000 per day for each day she provides four or more hours of services and $2,500 per day for each day that she provides less than four hours of services. From time to time, the Company may have employees who are related to our executive officers or directors. As noted in the discussion above in “General Information—IBM Board of Directors,” Mr. Eskew’s son is employed by the Company. He is an executive of the Company (not an executive officer). In addition, a brother-in-law of Mrs. V.M. Rometty (Chairman and CEO) and the wife of Mr. M. Jetter (Senior Vice President, IBM Global Technology Services) are employed as executives of the Company. The wife of Mr. R.J. Picciano (Senior Vice President, IBM Analytics) is also employed by the Company in a non-executive position. None of the above-referenced family member employees are executive officers of IBM. Each employee mentioned above received compensation in 2014 between $120,000 and $850,000. Additionally, in 2014, the above-referenced family members of Mrs. Rometty and Messrs. Eskew and Jetter each received equity grants. The compensation, equity grants and other terms of employment of each of the family member employees noted above are determined on a basis consistent with the Company’s human resources policies.

Certain Information About Insurance and Indemnification

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification. This coverage runs from June 30, 2014 through June 30, 2015, at a total cost of approximately $6.8 million. The primary carrier is XL Specialty Insurance Company.

2014 DIRECTOR COMPENSATION NARRATIVE

Annual Retainer: In 2014, non-management directors received an annual retainer of $250,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000, the chair of the Audit Committee received an additional annual retainer of $25,000 and the Presiding Director received an additional annual retainer of $15,000.

Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household and (ii) DCEAP PFS. Stock-based holdings do not include unexercised options.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in either cash and/or shares of the Company’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in either (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, each paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the New York Stock Exchange as follows: for payouts made in an immediate lump sum, IBM stock will be valued on the date on which the director ceases to be a member of the Board and for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM stock will be valued on the last business day of the January preceding such February payment.

Termination of IBM Non-Employee Directors Stock Option Plan (DSOP): Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received, on the first day of the month following such meeting, an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM common stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and became exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. All options granted under the DSOP have vested. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2014 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End” reflects any options outstanding under the DSOP as of year-end 2014.

IBM’s Matching Grants Program: Non-management directors are eligible to participate in the Company’s Matching Grants Program on the same basis as the Company’s employees based in the United States. Under this program, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities, and cultural or environmental institutions. The Company matches eligible contributions in cash on a 1-to-1 basis and in equipment on a 2-to-1 basis. Each director is eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the 2014 Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.

2014 Director Compensation Table

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as Presiding Director or a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts shown in this column represent:

• Dividend equivalent payments on PFS accounts under the DCEAP as described above.

• Group Life Insurance premiums paid by the Company on behalf of the directors.

• Value of the contributions made by the Company under the Company’s Matching Grants Program as described above.

	Fees Earned or	All Other
Name	Paid in Cash ($)	Compensation ($)(1)	Total ($)
(a)	(b)	(c)	(d)
A.J.P. Belda	$250,000	$48,507	$298,507
W.R. Brody	250,000	61,773	311,773
K.I. Chenault	250,000	91,193	341,193
M.L. Eskew	285,000	72,520	357,520
D.N. Farr	250,000	23,094	273,094
A. Gorsky (2)	83,333	159	83,492
S.A. Jackson	258,333	84,664	342,997
A.N. Liveris	250,000	27,066	277,066
W.J. McNerney, Jr.	250,000	45,008	295,008
J.W. Owens	250,000	54,186	304,186
J.E. Spero	250,000	77,945	327,945
S. Taurel	270,000	98,724	368,724
L.H. Zambrano (3)	99,000	35,945	134,945

Mr. Voser joined the Board in January 2015; therefore, he is not included in the table above.

(1)           Amounts in this column include the following: for Mr. Belda: $43,392 of dividend equivalent payments on PFS; for Dr. Brody: $51,657 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the Matching Grants Program; for Mr. Chenault: $91,077 of dividend equivalent payments on PFS; for Mr. Eskew: $72,404 of dividend equivalent payments on PFS; for Mr. Farr: $15,000 contributed by the Company under the Matching Grants Program; for Dr. Jackson: $64,548 of dividend equivalent payments on PFS and $20,000 contributed by the Company under Matching Grants Program; for Mr. Liveris: $26,950 of dividend equivalent payments on PFS; for Mr. McNerney: $29,893 of dividend equivalent payments on PFS and $15,000 contributed by the Company under the Matching Grants Program; for Mr. Owens: $54,070 of dividend equivalent payments on PFS; for Ms. Spero: $72,829 of dividend equivalent payments on PFS; for Mr. Taurel: $88,109 of dividend equivalent payments on PFS and $10,500 contributed by the Company under the Matching Grants Program; and for Mr. Zambrano: $35,896 of dividend equivalent payments on PFS.

(2)            Mr. Gorsky joined the Board in September 2014.

(3)            Mr. Zambrano died in May 2014. His estate was paid $3,462,114 in earned compensation and dividend reinvestments which had been previously deferred under the DCEAP since his election to the Board in 2003.

Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. All options in the following table are fully exercisable. Because Dr. Brody and Messrs. Belda, Farr, Gorsky, Liveris, McNerney and Voser joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the following table. In addition, Dr. Jackson and Mr. Owens had no options outstanding at the end of 2014; therefore, they are not included in the table.

K.I. Chenault	4,000
M.L. Eskew	4,000
J.E. Spero	8,000
S. Taurel	8,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners

The following sets forth information as to any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock as of December 31, 2014.

Name and address	Number of Shares Beneficially Owned	Percent of Class
Warren E. Buffett (1)	76,980,817	7.8%
Berkshire Hathaway Inc.(1)
3555 Farnam Street
Omaha, NE 68131

National Indemnity Company (1)
3024 Harney Street
Omaha, NE 68131

The Vanguard Group (2)	55,042,685	5.56%
100 Vanguard Boulevard
Malvern, PA 19355

State Street Corporation (3)	54,654,233	5.5%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

BlackRock Inc.(4)	53,231,078	5.4%
55 East 52nd Street
New York, NY 10022

(1)        Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 18, 2015 by Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, together with relevant subsidiaries and members of the filing group. Warren E. Buffett reported that he had sole voting and dispositive power over 9,000 shares beneficially owned and shared voting power over 76,971,817 shares beneficially owned. Each of the other members of the filing group reported that it had shared voting and dispositive power over the shares it beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)        Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2015 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it had sole voting power over 1,605,895 shares and sole and shared dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)        Based on the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(4)        Based on the Schedule 13G filed with the Securities and Exchange Commission on February 6, 2015 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting power over 44,715,277 shares and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

Common Stock and Stock-based Holdings of Directors and Executive Officers

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2014 by IBM’s current directors and nominees, the executive officers named in the 2014 Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2014 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2014. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
			Stock-based	Options and		Directors’
Name	Common Stock(1)		Holdings(2)	RSUs(3)		DCEAP Shares(4)
A.J.P. Belda	0		0	0		11,240
W.R. Brody	0		0	0		13,214
K.I. Chenault	6,995	(5)	6,995	4,000		22,630
M.L. Eskew	0		0	4,000		18,302
D.N. Farr	3,608		3,608	0		2,431
A. Gorsky (6)	0		0	0		500
S.A. Jackson	0		0	0		16,338
J.E. Kelly III	51,967	(7)	64,757	18,571		N/A
K.M. Keverian	200	(8)	27,610	0		N/A
A.N. Liveris	0		0	0		7,313
W.J. McNerney, Jr.	0		0	0		8,016
S.A. Mills	152,777	(9)	207,715	0		N/A
J.W. Owens	3,282	(8)	3,282	0		13,441
V.M. Rometty	137,833		181,037	44,974		N/A
M.J. Schroeter	10,437		30,501	891		N/A
J.E. Spero	1,000		1,000	8,000		18,272
S. Taurel	13,003		13,003	8,000		21,991
P.R. Voser (10)	0		0	0		0
Directors and executive officers as a group	766,282	(11)	1,248,630	158,081	(11)	153,688	(11)

(1)    This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 127,394 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 344,440 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)     For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2014 Nonqualified Deferred Compensation Narrative. This column also includes certain restricted stock units that had been deferred under the Excess 401(k) Plus Plan and distributed to certain executive officers within 60 days after they retired on December 31, 2014.

(3)     For non-management directors, this column is comprised of shares that can be purchased under the IBM Non-Employee Director Stock Option Plan within 60 days after December 31, 2014 (see 2014 Director Compensation Narrative for additional information). For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2014, (ii) RSU awards that vest within 60 days after December 31, 2014, and (iii) restricted stock units that had been deferred under the Excess 401(k) Plus Plan and distributed to certain executive officers within 60 days after they retired on December 31, 2014.

(4)     Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2014, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2014 Director Compensation Narrative for additional information).

(5)     Includes 1,619 shares in which voting and investment power are shared.

(6)     Mr. Gorsky joined the Board in September 2014.

(7)     Includes 23,069 shares in which voting and investment power are shared.

(8)     Voting and investment power are shared.

(9)     Includes 43,276 shares in which voting and investment power are shared.

(10)     Mr. Voser joined the Board in January 2015.

(11)   The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/10 of 1% of IBM’s outstanding shares.

EXECUTIVE COMPENSATION

2014 Report of the Executive Compensation and Management Resources Committee of the Board of Directors

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)

Alex Gorsky

Andrew N. Liveris

W. James McNerney, Jr.

2014 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In 2014, IBM made tremendous progress in repositioning our business portfolio and making investments in support of our strategic focus on enterprise information technology. The Company generated $92.8 billion in revenue and $21.1 billion in operating pre-tax income from continuing operations. Our revenue declined from the prior year due to a substantial currency translation impact, a planned reduction from the divestitures undertaken to continue our shift to higher value businesses, and the net impact of strong growth in our strategic imperatives (cloud, analytics, mobile, social and security) and lower revenues in some of our transactional businesses (including the mainframe and POWER product cycles). Without the effects of currency and divestitures, our continuing operations delivered revenue that was down 1% for the year. While net income and free cash flow declined for the full year on a continuing operating basis, pretax income margins expanded 30 basis points, we generated $16.2 billion of operating cash flow, invested $5.5 billion in research and development and $3.8 billion in capital, acquired six companies, and returned approximately $17.9 billion in capital to stockholders through $4.3 billion in dividends and $13.7 billion in gross share repurchases, which reduced our average outstanding share count by over 8%.

The centerpiece of IBM’s strategy is our business portfolio shift into five strategic imperatives that we believe are important to the future of enterprise information technology. In 2014, we made significant investments in these areas, launched new businesses such as the Watson Group, and forged landmark partnerships with Apple, Twitter and Tencent to drive long-term growth. Taken together, these five strategic imperatives now constitute 27% of IBM’s revenues, posting double-digit growth for the year, as they did in every quarter in 2014.

At the same time, we repositioned and restructured the Systems and Technology business through both divestitures and the introduction of new offerings, including POWER8 and OpenPOWER. We accomplished all of this while maintaining the #1 market position in middleware and services, and earning the highest number of U.S. patents by a considerable margin over any other company.

Our compensation strategy supports IBM’s ongoing transformation. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to successfully deliver on our shift to higher value. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the substantial progress in repositioning the portfolio and the Company for the future.

For 2014 performance, the Board approved an annual incentive payment of $3.6 million for Mrs. Rometty, at 90% of target. The payout level considered a balanced view of performance, including financial results that were lower than target, substantial actions taken to reposition the Company in higher value businesses, and market-leading client satisfaction levels. This incentive payment follows a year in which Mrs. Rometty recommended forgoing her annual incentive, which the independent members of the Board accepted. For the other named executive officers, their incentive awards for 2014 ranged from 70% to 90% of target, reflecting Company and Unit performance against predetermined objectives and individual contributions to the transformation. Taking into consideration the actual salary, actual annual incentive payout and actual long-term incentive award for the period 2012–2014, Mrs. Rometty earned 74% of her annual total target compensation in 2014.

For 2015, the independent members of the Board approved a salary increase for Mrs. Rometty from $1.5 million to $1.6 million. This represents Mrs. Rometty’s first salary increase since her appointment as CEO in January 2012. In addition, her target annual incentive was increased from $4 million to $5 million and she was granted a long-term incentive award comprised entirely of 2015–2017 Performance Share Units valued at $13.3 million, which would not pay out until February 2018. Together, these changes were intended to bring Mrs. Rometty’s pay closer to market peers and results in 92% of her total target compensation being variable and tied to performance-based incentives. The absence of time-based incentive awards results in IBM delivering a higher portion of the overall compensation opportunity through performance-based incentives than the typical benchmark company used by the Compensation Committee to assess pay levels and practices. These compensation decisions reflect the Board’s strong confidence in Mrs. Rometty’s leadership of the Company and its strategic direction, as well as our continued commitment to a performance-based culture.

Our overall executive compensation philosophy remains the same as prior years. We continue to align pay with the interests of stockholders while at the same time attracting and retaining top leadership talent. For 2015, we have made adjustments to the Annual Incentive Program to heighten the alignment of executive rewards with the strategic shifts needed for our ongoing transformation. Specifically, a strategic imperatives revenue metric replaces the overall revenue growth metric (both weighted at 20%) to ensure strategic focus on the portfolio shift. In addition, cash flow increases in importance, from a 20% to a 40% weighting, and we have replaced the free cash flow metric with operating cash flow to maintain our strong focus on strategic investment decisions. Operating net income continues as a metric, now weighted at 40%.

IBM does not use the following compensation programs for its senior leaders because they are inconsistent with our performance-based culture: executive separation agreements, change in control agreements, guaranteed incentive payouts, and accelerated vesting of equity awards. In addition, IBM has long-standing robust stock ownership requirements, actively enforces clawbacks and prohibits hedging and pledging for its senior leaders.

Finally, we recognize that it is critical to retain key leaders who are instrumental in driving our ongoing transformation. Along with market-competitive compensation, we selectively use Retention Restricted Stock Units for this purpose.

We recognize that the issue of executive pay is critical to stockholders, members of the public and to our employees. Setting appropriate compensation will always require sound judgment and careful thought. These compensation decisions are best understood when the process surrounding them is transparent and explained in detail for our investors, as set forth on the following pages.

Note: Revenue excluding divestitures and currency, Operating Research and Development, Operating Pre-Tax Income, Operating Pre-Tax Margin, Operating Net Income, Operating Earnings Per Share, Free Cash Flow and Operating Cash Flow (Cash from operations excluding IBM Global Financing receivables) referenced above and elsewhere in this Compensation Discussion and Analysis and Proxy Statement are non-GAAP financial measures on a continuing operations basis. For reconciliation and other information concerning these items refer to pages 23, 40, 45, 46 and 66 of the Company’s 2014 Annual Report, which is Exhibit 13 to the Form 10-K submitted to the SEC on February 24, 2015.

Section 1: Executive Compensation Program Design

Trust and personal responsibility in all relationships—relationships with clients, partners, communities, fellow IBMers, and investors—is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of this trust is unacceptable.

As a part of maintaining this trust, we well understand the need for our investors—not only professional fund managers and institutional investor groups, but also millions of individual investors—to know how and why compensation decisions are made.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on long-term and annual business results;

•        Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•        Differentiate rewards to reflect individual and team performance; and

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

1.       Current Year—Salary and annual incentives that reflect actions and results over 12 months;

2.       Longer-term—A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.       Full Career—Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

Stockholder Engagement

The Company considered the results of the management Say on Pay proposal presented to the stockholders for approval in 2014. In light of the support the proposal received, the Company’s compensation policies and decisions, explained in detail in this CD&A, continue to be focused on long-term financial performance to drive stockholder value. The Company has indicated that it will provide an advisory vote on executive compensation (Say on Pay) on an annual basis.

The Company continually reviews its corporate governance and executive compensation structure. As part of this review, it is the Company’s longstanding practice for our executives to meet with a significant number of its largest investors to solicit their feedback on a variety of topics. In 2014, the Company engaged with over 100 institutional investors.

Elements of Compensation Programs and Linkage to Objectives

The following is a description of the Company’s compensation elements and the objectives they are designed to support. In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Current Year Performance

Salary	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders

All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)		Motivate high business performance

Annual Incentive	Combined with salary, the target level of annual incentive provides a market-competitive total cash opportunity.	Attract and retain highly qualified leaders
All executives, including NEOs

Actual annual incentive payments are driven by business performance against financial metrics and individual performance, as reflected in the Personal Business Commitment review process described under “How and Why Compensation Decisions Are Made.”

Motivate strong short-term business performance Vary compensation based on individual and team performance

Top performers typically earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all.

Other Compensation Select executives, including NEOs

The SEC disclosure rules require that companies include certain items in the Summary Compensation Table column entitled “All Other Compensation.” At IBM, many of these items are available to all employees. In fact, on average as of December 31, 2014, additional programs that are restricted to Chairman and CEO and Senior Executive participation amount to less than 1% of their total compensation. See “All Other Compensation” in the 2014 Summary Compensation Table Narrative. IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM does not provide any tax assistance to Mrs. Rometty in connection with taxes incurred for personal travel by her on the corporate aircraft. While the cost of corporate aircraft usage varies year to year based on several external factors such as fuel costs, using corporate aircraft for all travel is a prudent step to ensure the safety of the Chairman and CEO given the breadth of IBM’s operations in over 175 countries and the realities of security risks throughout the world. Given the personal travel security practice for the Chairman and CEO, family members periodically accompany her on the corporate aircraft. In accordance with tax requirements, income was imputed to Mrs. Rometty for personal travel by her family members on the corporate aircraft in 2014.

Attract and retain highly qualified leaders

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Long-Term Incentive Plan

Performance Share Units (PSUs)* Approximately 550 executives based on job scope, including NEOs

Equity grant value based on individual performance and retention objectives for each executive. Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against operating earnings per share and free cash flow targets.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate strong long-term business performance

Encourages sustained, long-term growth by linking a portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of the three-year performance period, linking the compensation value further to the long-term performance of IBM.

Annual Stock-Based Grant* All executives	Annual equity grants may be made in the form of restricted stock, restricted stock units (RSUs) or stock options, or some combination. These grants vest over time, typically over one to four years.	Align executive and stockholder interests Attract and retain highly qualified leaders

	The amount of an annual grant is dependent on the level of the executive and individual performance, with lowest performers receiving no grant.	Motivate strong business performance Vary compensation based on individual and team performance

* Planned grant value is converted to a number of shares by dividing the planned value by the predetermined, formulaic planning price in effect for the quarter. IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Retention, Pension & Savings

Retention Stock-Based Grants & Cash Awards Select executives determined each year, including some NEOs

Periodically, the Chairman and CEO reviews outstanding stock-based awards for the members of the Growth & Transformation Team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, the Chairman and CEO may recommend individual retention awards in the form of restricted stock units or cash, for certain executives. Retention Restricted Stock Unit (RRSU) grants typically vest at the end of five years, however other vesting schedules may be used, and cash awards have a clawback if an executive leaves IBM before a specified date.

Align executive and stockholder interests Retain highly qualified leaders

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives

Retention, Pension & Savings

Pension and Savings Plans	Like all IBM employees, executives participate in the local pension and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders

Pension Plans All eligible executives, including NEOs

In the U.S., future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and is determined by the same formulas for executives and non-executives.

Savings Plans All executives, including NEOs

The money that U.S. executives save through the IBM 401(k) Plus Plan, as for all U.S. employees, is eligible for a Company match. Effective January 1, 2008, the 401(k) Plus Plan became the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions. If all eligibility requirements are met, IBM matches a participant’s own contributions dollar-for-dollar up to 6% of eligible pay for those hired or rehired by IBM U.S. before January 1, 2005, and generally up to 5% for those hired or rehired by IBM U.S. on or after that date. In addition, if all eligibility requirements are met, IBM makes automatic contributions to a participant’s 401(k) Plus Plan account—equal to 1%, 2% or 4% of a participant’s eligible pay—depending on the participant’s pension plan eligibility on December 31, 2007.

Company contributions are made once annually at the end of the year for all eligible participants employed on December 15 of each year. If a participant retires during the year, the individual will receive Company contributions upon retirement. Matching contributions and automatic contributions are made once a participant has completed the plan’s service requirement, typically one year of service.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Retention, Pension & Savings (continued)

Other Executive Retention Programs Select executives, including eligible NEOs hired prior to May 1, 2004

Separate plans established more than 14 years ago in some countries (including the U.S.) to encourage full-career retention of key executives. In the U.S., benefits under this retention plan would be forfeited if they left IBM prior to age 60.

Attract and retain highly qualified leaders

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under the retention plan stopped in the U.S. on December 31, 2007.

Excess 401(k) Plus Plan U.S. employees with compensation expected to exceed applicable IRS limits, including NEOs

A nonqualified deferred compensation plan established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide employees with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Align executive and stockholder interests Attract and retain highly qualified leaders

IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. Amounts deferred into the IBM Excess 401(k) Plus Plan are recordkeeping (notional) accounts and are not held in trust for the participants. Participants may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Once participants have completed one year of service, they are also eligible to receive Company matching and automatic contributions on eligible pay deferred into the Excess 401(k) Plus Plan and on money earned in excess of the Internal Revenue Code compensation limits (the match (5% or 6%) and automatic contribution rates (1%, 2% or 4%) for which a participant is eligible, are the same rates for which a participant is eligible under the 401(k) Plus Plan). Company contributions are made once annually at the end of the year for all participants employed on December 15 of each year. If a participant retires during the year, the individual will receive Company contributions upon retirement. On an exceptional basis, pursuant to the terms of the Excess 401(k) Plus Plan, the Company may make a discretionary award to an executive that is credited to the executive’s Excess 401(k) Plus Plan account.

Prior to January 1, 2008, cash and equity could be deferred under the plan. Effective January 1, 2008, equity deferral elections can no longer be made under the plan.

Senior Leadership Team—Personal Stake in IBM’s Future through Stock Ownership Requirements

Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for the Company’s Chairman and CEO and Senior Executives (comprised of the Executive Vice President and the Senior Vice Presidents (SVPs)). The following table illustrates which equity holdings count towards stock ownership requirements:

Included

•  IBM shares owned personally or by members of the immediate family sharing the same household

•  Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

•  Shares of IBM stock deferred under the Excess 401(k) Plus Plan

Not Included

•  Unvested equity awards, including PSUs, RSUs and RRSUs

•  Unexercised stock options

The Chairman and CEO and Senior Executives are all required to own IBM shares or equivalents worth three times their individual total target cash compensation within five years of hire or promotion. Unlike the majority of the Fortune 100 companies who establish ownership guidelines using a multiple of only base salary, IBM uses a multiple of base salary plus target annual incentive. This ensures that meaningful ownership levels are accumulated based on each executive’s annual cash compensation opportunity. As of December 31, 2014, as a group, the Chairman and CEO and Senior Executives owned approximately 1.0 million shares or equivalents valued at over $164 million; in fact, as of that date, this group held, on average, almost twice the amount of IBM shares or equivalents that the Company requires.

Setting Performance Targets for Incentive Compensation

Compensation of our senior leaders is linked with Company performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short-and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are set within the parameters of our financial model shared with investors each year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk.

For 2015, five key financial metrics will be measured:

1.  Strategic Imperatives Revenue

2.  Operating Net Income

3.  Operating EPS

4.  Free Cash Flow

5.  Operating Cash Flow

IBM shares its financial model each year with investors. However, we do not disclose specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our free cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key talent from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

Our financial model is well communicated to investors, and our performance targets are based on this model. We also describe annual performance in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

The Company sets business objectives at the beginning of each year which are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Performance against business objectives determines the actual total funding pool for the year which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2014 and 2015 are listed below.

2014 Weighting
Financial Metric	in Overall Score
Operating Net Income	60%
Revenue Growth	20%
Free Cash Flow	20%

2015 Weighting
Financial Metric	in Overall Score
Operating Net Income	40%
Strategic Imperatives Revenue	20%
Operating Cash Flow	40%

For 2015, changes to the financial metrics and weightings were made to reflect IBM’s business priorities. Specifically, the revenue metric is based on IBM’s strategic imperatives to ensure all executives are fully aligned with the strategic shift in the IBM portfolio. Operating cash flow replaces free cash flow to maintain our strong focus on strategic investment decisions.

Overall funding for the Annual Incentive Program, which covers approximately 4,800 executives, is based on the performance results against these targets and may be adjusted for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In 2014, no adjustments for extraordinary events were made. In addition, the Chairman and CEO can recommend an adjustment, up or down, to the overall funding of the program based on factors beyond IBM’s financial performance, such as client satisfaction, market share growth and workforce development. Taking such matters into account for 2014, the Compensation Committee approved an upward adjustment to the score in light of strong results in client satisfaction and workforce development in support of the Company’s transformation. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the total pool funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times their individual target incentive (payouts at this level are rare and only possible when IBM’s performance has also been exceptional). In 2014, IBM reported our Microelectronics business as discontinued operations, which is excluded from operating net income.

Performance Share Unit Program

Operating EPS and free cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our share buyback program has on operating EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2014 and 2015
Financial Metric	Weighting in Overall Score
Operating Earnings Per Share	70%
Free Cash Flow	30%

Adjustments can be made for extraordinary events if deemed appropriate by the Chairman and CEO and the Compensation Committee—for example, large divestitures. In 2014, no adjustments were made.

The Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of Performance Share Units is adjusted up or down based on the approved actual performance from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

Section 2: How and Why Compensation Decisions Are Made

At any level, compensation reflects an employee’s value to the business—market value of skills, individual contribution and business results. To be sure we appropriately assess the value of Senior Executives, IBM follows an evaluation process, described here in some detail:

1.  Making Commitments

At the beginning of each year, all IBM employees, including the Chairman and CEO and Senior Executives, make a Personal Business Commitment of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. The Chairman and CEO’s commitments are reviewed directly by the Board of Directors. As part of this process, many factors are considered, including an understanding of the business risks associated with the commitments.

2.  Determining Compensation for the Chairman and the CEO—Research, Recommendations and Review

The chair of the Compensation Committee works directly with the Committee’s compensation consultant, Frederic W. Cook & Co. (Cook & Co.), to provide a decision-making framework for use in making a recommendation for total compensation for the Chairman and CEO. This framework includes a self-assessment of performance against commitments in the year, both qualitative and quantitative, which support the Company’s stated strategic objectives.

In addition to the above, the Committee also reviews an analysis of IBM’s total performance over a multi-year period, a competitive benchmark analysis, and other relevant information and arrives at its recommendation for total compensation for the Chairman and CEO.

The final pay recommendations for the Chairman and CEO are presented to the independent members of the IBM Board of Directors for further review, discussion and final approval.

3.  Determining Senior Executive Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress against their Personal Business Commitments. At year end, employees at all levels, including executives, work with their managers to evaluate their own results—not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the Senior Executives are reviewed by the Senior Vice President of Human Resources (SVP HR) and the Chairman and CEO, who evaluate the information, along with the following:

•  Comparisons to market compensation levels for cash compensation and total direct compensation;

•  Potential for future roles within IBM; and

•  Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of each Senior Executive’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Senior Executives.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

4.  Ensuring Competitive Pay—Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

The Compensation Committee re-examined the benchmark group for 2014 and determined that companies which meet the following criteria should be included in the 2014 benchmark group:

•  Companies in the technology industry with revenue that exceeds $15 billion, plus

•  Additional companies (up to two per industry if available) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM.

2014 Benchmark Group:

Accenture	Dell	Microsoft
Archer Daniels Midland	Dow Chemical	PepsiCo
AT&T	EMC	Pfizer
Boeing	Ford	United Technologies
Bunge	General Electric	UPS
Caterpillar	Google	Verizon
Chevron	Hewlett-Packard	Xerox
Cisco Systems	Intel
ConocoPhillips	Johnson & Johnson

Based on overall changes in the industry in which IBM competes for clients and talent, the Committee approved, for 2015, removing Archer Daniels Midland, Bunge, ConocoPhillips and Dell from the benchmark group and adding Amazon.com, Apple, ExxonMobil and Oracle. Archer Daniels Midland and Bunge, two companies in the agricultural products industry, were removed to allow for the inclusion of additional companies in the technology industry. ConocoPhillips, a company in the oil and gas exploration and production industry, was replaced by ExxonMobil, an integrated oil and gas company, which was deemed a better business fit from the energy sector. Dell was removed as the company was taken private and compensation data is no longer available.

2015 Benchmark Group:

Accenture	EMC	Oracle
Amazon.com	ExxonMobil	PepsiCo
Apple	Ford	Pfizer
AT&T	General Electric	United Technologies
Boeing	Google	UPS
Caterpillar	Hewlett-Packard	Verizon
Chevron	Intel	Xerox
Cisco Systems	Johnson & Johnson
Dow Chemical	Microsoft

The data from compensation surveys and related sources form the primary external view of the market. The Company’s philosophy is to generally consider a range from the 50th to the 75th percentile of the market for cash and total compensation for comparable job roles at companies within our benchmark group.

Based on our global operating footprint and the breadth of each of our individual lines of business, many of our business units are large enough to be among the Fortune 200 companies if they were stand-alone businesses. We generally compare the compensation for business unit leaders to executives of similarly-sized business units as indicated by the survey reference points. Owing to the size and scope of our business overall, our Chairman and CEO and corporate function heads are generally compared to the 75th percentile of the benchmark group because IBM’s revenues are near this reference point, and the Committee therefore views such positioning as representative of a size-adjusted market rate.

For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential, individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by the Company’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the relevant benchmark group.

5.  Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained Cook & Co. as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Cook & Co. reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by Cook & Co. for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Cook & Co. does not perform any other work for the Company, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee previously retained Semler Brossy Consulting Group, LLC (Semler Brossy) as its compensation consultant through July 2014. The Committee determined that there is no conflict of interest with regard to either Cook & Co. or Semler Brossy.

Chairman and CEO Compensation Decisions for 2014 and 2015

The Compensation Committee made recommendations for Mrs. Rometty’s 2014 and 2015 compensation following the process and using the pay components that were previously described.

The Compensation Committee noted the following as key points regarding Mrs. Rometty’s performance against her Personal Business Commitments for 2014:

•      Developed and implementing IBM’s bold new strategy; transforming industries and professions with data; remaking enterprise IT infrastructure for the era of cloud; and enabling systems of engagement for the enterprise, driven by social and mobile technologies, and underscored by security

•      Revenue from continuing operations was $92.8 billion, a 1% decline at constant currency excluding divestitures. In the strategic areas of cloud, analytics, mobile, social and security, revenue grew 16% to $25 billion, and now represent 27% of the IBM portfolio, up from 22% in 2013

•      Operating pre-tax income of $21.1 billion represented a 30 basis point margin expansion

•      Returned approximately $17.9 billion to stockholders through $13.7 billion of gross share repurchase and $4.3 billion of dividends. The quarterly dividend was increased 16% year to year, marking the 11th consecutive year of double-digit increases. Free cash flow declined from $15.0 billion to $12.4 billion

•      Focused investments delivering an ongoing series of recognized market innovations; including Watson Analytics, Bluemix, POWER8, SoftLayer global expansion, Security Analytics, and Verse

•      Repositioned and restructured our Systems & Technology hardware business through the divestiture of the System x business, the announced divestiture of the commercial semiconductor technology business, and the introduction of new offerings including POWER8 and OpenPOWER

•      Maintained #1 market position in middleware and services

•      Completed six acquisitions expanding our capabilities and further enabling our shift to the strategic imperatives

•      Created noteworthy partnerships with Apple, SAP, Tencent and Twitter to drive long-term growth

•      Signed landmark technology partnership agreements with Chinese partners, expanding the reach of IBM hardware and software in the China market

•      Launched the Watson Group as a new business unit

•      Ranked #1 in patents for the 22nd consecutive year, continuing our leadership in technology and innovation, while accelerating new technology commercialization

•      Materially improved the leadership pipeline and the diversity of leadership, by increasing the representation of women executives and through external hiring

•      Improved client satisfaction to market-leading levels

For 2014, the Committee recommended that Mrs. Rometty receive an annual incentive of $3.6 million, which was 90% of her target incentive. This takes into account the shortfall in financial results relative to expectations balanced against the substantial strategic actions taken to reposition the Company, including the expansion into new markets with competitive offerings and execution of significant restructuring and divestitures. This award follows a year in which Mrs. Rometty and other members of her senior team recommended forgoing their annual incentive payout which was accepted by the Committee and the independent members of the IBM Board of Directors, as appropriate. As reflected in the chart below, taking into consideration the actual salary, actual annual incentive payout and actual long-term incentive award for the period 2012–2014, Mrs. Rometty earned 74% of her annual total target compensation in 2014.

For 2014, Mrs. Rometty earned

74% of her total target compensation

Values in Millions ($)

For 2015, the Committee recommended, effective July 1, 2015, a base salary increase for Mrs. Rometty from $1.5 million to $1.6 million, her first increase since assuming the role of CEO in January 2012. The Committee also recommended a 2015 annual incentive target of $5 million and a 2015 long-term incentive award comprised entirely of 2015–2017 Performance Share Units valued at $13.3 million. Mrs. Rometty’s PSU award pays out at the end of three years depending on how well the Company performs against targets set at the beginning of the three-year period, and failure to attain the threshold goals would result in forfeiture of the entire award. The award is denominated and paid out in shares of stock, so the value increases or decreases based on IBM’s stock price performance over the term of the grant.

Taking into consideration salary, target incentive and long-term incentive award grant value, the Committee’s recommended pay package for 2015 is 92% performance based. The Committee’s recommendations were approved by the independent members of IBM’s Board of Directors. These compensation decisions reflect the Board’s strong confidence in Mrs. Rometty’s ongoing leadership of the Company through another significant transformation in its over 100-year history.

2014 Compensation Decisions for Messrs. Schroeter, Keverian, Mills and Kelly

The Compensation Committee also made decisions for the following named executive officers, noting the key points below:

Martin J. Schroeter, Senior Vice President and Chief Financial Officer

•      Focused investments to build out new offerings and solutions for clients in support of the IBM strategy focused on cloud, analytics, mobile, social and security

•      Delivered increase in year-to-year pre-tax income margin while supporting the shift to growth

•      Effective execution of portfolio re-alignment, including six acquisitions, the divestiture of the System x business and the announced divestiture of the commercial semiconductor technology business

•      Maintained strong asset growth in IBM Global Financing

•      Showcased IBM’s strategic and financial strength by articulating IBM’s new strategy to clients, analysts and investors

Kenneth M. Keverian, Senior Vice President, Corporate Strategy

•      Drove common strategic agenda across the IBM portfolio

•      Developed partnerships with clients to create an ecosystem to shift technologies in the areas of cloud, analytics, mobile, social and security

•      Strong support to transformation of Go-to-Market activities with a focus on reducing complexity

•      Built strong organizational capability across the corporate strategy community

Steven A. Mills, Senior Vice President and Group Executive, Software and Systems

•      Repositioned the hardware business through divestitures, streamlining the business, re-aligning resources and developing new technology offerings

•      Maintained #1 market position in middleware, revenue for Software declined 1% at constant currency

•      Continued expansion into new markets with strong revenue growth in cloud, analytics, mobile, social and security, and launched the Watson Group and OpenPOWER

•      Increased relationships with specialty Business Partners to deliver solutions to clients

John E. Kelly III, Senior Vice President and Director, Research

•      Transformed IBM Research, dedicating talent to high-value growth areas by industry which led to a strong innovation pipeline including next generation Watson development

•      Achieved #1 patent position for 22nd consecutive year

•      Effective execution of the divestiture of the System x business and the announced divestiture of the commercial semiconductor technology business moving the systems business to higher value, while ensuring value creation within the systems portfolio

•      Launched POWER8 as the world’s fastest open server technology

•      Continued to drive automation within the Services businesses

•      Opened innovative “ThinkLab” where IBM and clients can partner to develop industry transforming technologies

Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2014 annual incentive payouts below for these named executive officers:

2014 Annual
Name	Incentive Payouts
M.J. Schroeter	$747,600
K.M. Keverian	510,300
S.A. Mills	703,500
J.E. Kelly III	791,100

IBM hired Mr. Keverian effective April 1, 2014 and in consideration of his compensation arrangements with his prior employer, the Committee approved the following arrangements as part of his new hire compensation: (i) annual base salary of $600,000, with an annual incentive target of $810,000, both prorated for 2014; (ii) a sign-on bonus of $800,000, payable in two installments, $500,000 was paid in 2014 with the remaining $300,000 to be paid after the one-year anniversary of his hire date; but subject to repayment if Mr. Keverian resigns or if IBM terminates him for cause prior to April 1, 2016; (iii) a sign-on equity grant of RSUs (Sign-On Equity Grant) valued at $4 million; which vests 50% on April 1, 2015, 25% on April 1, 2016, and 25% on April 1, 2017. Further, if Mr. Keverian’s employment is terminated by IBM without cause prior to the Sign-On Equity Grant fully vesting, any unvested portion of the award shall continue to vest as described above; (iv) a PSU award valued at $924,000 for the 2013–2015 performance period and a PSU award valued at $1,876,000 for the 2014–2016 performance period; (v) a $1 million discretionary award under the IBM Excess 401(k) Plus Plan, which vests 100% on April 1, 2018, payable upon a separation from service in accordance with the general distribution rules of the plan subject to clawback for 12 months after vesting if Mr. Keverian engages in activity that is detrimental to the Company.

The Committee also approved, and the independent directors of the Board ratified, a Retention Restricted Stock Unit award for Mr. Schroeter, valued at $8.0 million, which vests 50% on February 1, 2017 and 50% on February 1, 2019, provided that he is an employee of the Company as of each vesting date.

2015 Compensation Decisions for Messrs. Schroeter, Keverian, Mills and Kelly

The Committee also approved the following compensation elements for 2015: base salary, annual incentive target and Performance Share Unit (PSU) grants under the Long-Term Performance Plan.

	2015 Cash (1)		2015 Long-Term Incentive Awards
		Annual	Performance
Name	Salary Rate	Incentive Target	Share Units (2)
M.J. Schroeter	$725,000	$979,000	$4,500,000
K.M. Keverian	600,000	810,000	3,000,000
S.A. Mills	745,000	1,005,000	5,000,000
J.E. Kelly III	700,000	945,000	5,000,000

(1)      The 2015 salary rate will be effective July 1, 2015 and the 2015 annual incentive target is effective January 1, 2015.

(2)      The PSUs will be granted on June 8, 2015 to the named executive officers, including the Chairman and CEO. The actual number of PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2015. The performance period for the PSUs ends December 31, 2017, and the award will pay out in February 2018.

Section 3: Additional Information

Compensation Program as it Relates to Risk

IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover all executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

•      Our programs appropriately balance short- and long-term incentives, with approximately 71% of 2015 total target compensation for the Chairman and CEO and Senior Executives as a group provided in equity and focused on long-term performance.

•      Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•      Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•      Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

•      As explained in the 2014 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of the Company continue to be the focus even as these executives approach retirement.

•      Our stock ownership guidelines require that members of the Performance Team, which includes the Chairman and CEO and each Senior Executive, hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•      IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of the Company’s financial results. Likewise, the Company’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if an employee engages in detrimental activity. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain Company contributions if a participant engages in detrimental activity.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.

Equity Award Practices

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for Senior Executives are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO and Senior Executives are approved by the Chairman and CEO and Senior Executives pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date, which is typically the date of the promotion or hire.

IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

Ethical Conduct

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

The Company’s equity plans and agreements have a clawback provision—awards may be cancelled and certain gains repaid if an employee engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain Company contributions if a participant engages in activity that is detrimental to the Company.

In addition, approximately 1,900 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of the Company’s financial results:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging and Pledging Practices

IBM has two senior leadership teams: the Performance Team and the Growth and Transformation Team (G&TT). The Performance Team consists of approximately 60 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO and each Senior Executive. The team is accountable for business performance and the development of cross-unit strategies. The G&TT, which includes all members of the Performance Team, consists of a select group of approximately 340 executives. This team is charged with supporting the Company’s continued transformation through their leadership initiatives to engage their teams and promote innovation, speed and simplicity in service of our clients.

The Company does not allow any member of the G&TT, including any named executive officer, to hedge the economic risk of their ownership of IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, forward, option, collar). Further, the Company does not allow any member of the G&TT to pledge IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan.

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest-paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by Senior Executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the Section 162(m) limit. In 1999, the Company’s stockholders approved the terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based. In 2014, as required by the Internal Revenue Code, the stockholders approved the material terms of the performance criteria under which long-term performance incentive awards should qualify as performance-based. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives.

2014 SUMMARY COMPENSATION TABLE NARRATIVE

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2014.

•       IBM reviews salaries for each named executive officer annually during a common review cycle. Mrs. Rometty’s salary rate was effective January 1, 2012, the date she became CEO. Mr. Schroeter’s salary rate was effective January 1, 2014, the date he became CFO, and Mr. Keverian’s salary rate was effective April 1, 2014, the date he commenced employment with IBM. Mr. Mills’s and Mr. Kelly’s salary rates were both effective as of July 1, 2014.

Bonus (Column (d))

No bonuses were awarded to the named executive officers in 2014, other than Mr. Keverian. Mr. Keverian received a sign-on bonus as part of his new hire compensation. Mr. Kelly received patent issuance and invention achievement awards in 2013. All employees are eligible for these awards. Payments under the IBM Annual Incentive Program are included under column (g) (Non-Equity Incentive Plan Compensation).

Stock Awards Total (Column (e))

The amounts shown are the aggregate grant date fair values of Performance Share Units (PSUs), Restricted Stock Units (RSUs) and Retention Restricted Stock Units (RRSUs) granted in each fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture as per SEC regulations). The values shown for the PSU awards are calculated at the Target number, as described below. The values shown for the PSUs, RSUs and RRSUs reflect an adjustment for the exclusion of dividend equivalents.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2014 Summary Compensation Table and in the 2014 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

General Terms

•       One PSU is equivalent in value to one share of IBM common stock.

•       Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

•      Performance targets for cumulative three-year attainment in operating earnings per share and free cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

•      At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

•      PSUs granted to U.S. executives on or after January 1, 2013 vest on December 31 of the end of the performance period. Awards granted prior to such date vest on the payout date. Payout for all PSUs is in the February following the end of the performance period.

•      There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

•      The performance period for the awards granted in 2014 is January 1, 2014 through December 31, 2016, and the awards will pay out in February 2017. PSU awards granted in 2014 will be adjusted for performance, as described below.

•      Outstanding PSUs are typically cancelled if the executive’s employment is terminated. See the 2014 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain terminations.

•      Payout will not be made for performance below the thresholds, as described below.

•      For PSUs that were paid out on or before February 1, 2008, the executive could have elected, at least six months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan. For PSUs that pay out after February 1, 2008, deferrals are not permitted.

•      See Section 1 of the 2014 Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

•         The Threshold number of PSUs (listed in column (f) of the 2014 Grants of Plan-Based Awards Table) is 25% of the Target number.

•         The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (operating earnings per share and free cash flow).

•         If only the cumulative operating earnings per share target is met at the Threshold level (and the free cash flow target is not met), the number of PSUs earned would be 70% of the Threshold number.

•         If only the cumulative free cash flow target is met at the Threshold level (and the operating earnings per share target is not met), the number of PSUs earned would be 30% of the Threshold number.

Target Number:

•         The Target number of PSUs (listed in column (g) of the 2014 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•         The Maximum number of PSUs (listed in column (h) of the 2014 Grants of Plan-Based Awards Table) is 150% of the Target number.

•         The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

RSUs may include RRSUs. In 2014, RSUs were granted to Mr. Keverian as part of his new hire compensation; no other RSUs were granted to the named executive officers. RRSUs granted in previous years to any named executive officer and outstanding at the end of 2014 are included in the 2014 Outstanding Equity Awards at Fiscal Year-End Table. In addition, the column titled Stock Awards in the 2014 Option Exercises and Stock Vested Table includes previously-granted RRSUs.

General Terms

•       One RSU or RRSU is equivalent in value to one share of IBM common stock. RSUs and RRSUs are generally paid out in IBM common stock at vesting.

•        Dividend equivalents are not paid on RSUs or RRSUs granted on or after January 1, 2008.

Vesting and Payout

•     Vesting periods for RSUs typically range from one to four years.

•     Vesting periods for RRSUs typically range from two to five years and can be as long as ten years; these awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•     Payout of RSUs at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date. See the 2014 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain terminations.

•     Payout of RRSUs is typically contingent on the recipient remaining employed by IBM until the end of each vesting period.

•     All deferred shares, comprised of shares that were deferred by the participant (Deferred IBM shares), in the 2014 Nonqualified Deferred Compensation Table may include certain previously-granted RRSUs. Executives have not been allowed to defer payment of RSUs.

•     For RRSUs granted before January 1, 2008, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan. For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

•     From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Option Awards (Column (f))

•      There were no option awards granted to the named executive officers in the years shown in the 2014 Summary Compensation Table. Market-priced and premium-priced options granted in previous years to the named executive officers and outstanding at the end of 2014 are included in the 2014 Outstanding Equity Awards at Fiscal Year-End Table.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Program (AIP).

General Terms

•      All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31).

•      See Section 1 of the 2014 Compensation Discussion and Analysis for information on performance targets for AIP.

Payout Range

•     Mrs. Rometty had a target of $4 million for 2014. Messrs. Schroeter, Keverian, Mills and Kelly had targets of 135% of their salary rate for 2014. See column (d) of the 2014 Grants of Plan-Based Awards Table for the target payout.

•     Threshold payout for each named executive officer is $0 (see column (c) of the 2014 Grants of Plan-Based Awards Table).

•      Maximum payout for each named executive officer is three times the target (see column (e) of the 2014 Grants of Plan-Based Awards Table).

Vesting and Payout

•      In addition to performance against corporate-wide and business unit goals, which determine the funding pool for the year, individual performance against Personal Business Commitments set at the beginning of the year determine payout amounts.

•      An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•      AIP payouts earned during the performance period are paid on or before March 15 of the year following the end of such period.

Change in Retention Plan Value (Column (h))

•      Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2013 to December 31, 2014 for each named executive officer, other than Mr. Schroeter and Mr. Keverian.

•      See the 2014 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•      Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2013 to December 31, 2014 for each named executive officer, other than Mr. Keverian.

•      See the 2014 Pension Benefits Narrative for a description of the IBM Personal Pension Plan and IBM Excess Personal Pension Plan.

Nonqualified Deferred Compensation Earnings (Column (h))

•     IBM does not pay above-market or preferential earnings on non-qualified deferred compensation.

•     See the 2014 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•     Amounts represent payments that the Company has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•     These expenses are: family travel to and attendance at Company-related events, and commutation expenses (see Personal Use of Company Autos below).

Company Contributions to Defined Contribution Plans

•     Amounts represent Company matching and automatic contributions to the individual accounts for each named executive officer.

•     Under IBM’s 401(k) Plus Plan, participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Mills and Mr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Mr. Schroeter and Mr. Keverian, who complete the plan’s service requirement, are generally eligible for up to 5% matching contributions. A participant’s hire/rehire date is measured by a participant’s most recent U.S. hire date. Mr. Schroeter rejoined IBM U.S. in 2011 after working for IBM Australia from April 1, 2005 to June 30, 2011. In addition, for all eligible participants, the Company makes automatic contributions equal to a certain percentage of eligible compensation, depending on the participant’s pension plan eligibility on December 31, 2007. In 2014, the automatic contribution percentage was 4% for Mrs. Rometty and Mr. Mills; 2% for Mr. Kelly; 1% for Mr. Schroeter; and 0% for Mr. Keverian, who, as of December 15, 2014, had not yet completed the one-year service requirement.

•     Under IBM’s Excess 401(k) Plus Plan, the Company makes matching contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. Participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Mills and Mr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Mr. Schroeter and Mr. Keverian, who complete the plan’s service requirement, are eligible for up to 5% matching contributions. In addition, for all eligible participants, the Company makes automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage depends on the participant’s pension plan eligibility on December 31, 2007, and in 2014, the automatic contribution percentage was 4% for Mrs. Rometty and Mr. Mills; 2% for Mr. Kelly; 1% for Mr. Schroeter; and 0% for Mr. Keverian, who, as of December 15, 2014, had not yet completed the one-year service requirement.

•     For purposes of calculating the matching contribution and the automatic contribution under the 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan.

•     See the 2014 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans.

Life and Travel Accident Insurance Premiums

•     Amounts represent insurance premiums paid by the Company on behalf of the named executive officers.

•     These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•     Life insurance for executives hired or rehired by IBM U.S. before January 1, 2004, including Mrs. Rometty, Mr. Mills and Mr. Kelly, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired or rehired by IBM U.S. on or after January 1, 2004, including Mr. Schroeter and Mr. Keverian, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•     In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2014.

Personal Financial Planning

In 2014, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.

Personal Travel on Company Aircraft

General Information

•     Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•     IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. The aggregate incremental cost for Mrs. Rometty’s personal travel is included in column (i) of the 2014 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by her family members or other non-IBM employees on both business and non-business occasions.

•     Additionally, personal travel in 2014 on IBM aircraft by named executive officers other than Mrs. Rometty, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•     Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•     Any travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•     The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•     The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•     The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•     The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•     The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Personal Use of Company Autos

General Information

•     IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•     In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying the Chairman and CEO on business occasions.

•     Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service in extraordinary circumstances. Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car with an IBM driver or an authorized car service on business occasions.

•     Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•     The incremental cost for the Company-leased car with an IBM driver or an authorized car service for commutation and non-business events is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•     The incremental cost for an authorized car service is the full cost to IBM for such service.

Personal Security

General Information

•     Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for the family of the Chairman and CEO on certain non-business occasions or when accompanying her on business occasions.

•     In 2014, there were no personal security expenses for the Chairman and CEO.

•     Amounts for 2012 and 2013 include the aggregate incremental cost, if any, of security personnel for those occasions.

•     In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation

•     The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•     The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical

•     IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•     Amounts represent any payments by IBM for the named executive officers under this program.

Family Travel and Attendance at Company-Related Events

•     Company-related events attended by the named executive officers and their family members may include meetings, dinners and receptions with IBM’s clients, executive management or board members.

•     Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

Other Personal Expenses

•     Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under the Company’s corporate wellness program.

•     Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•     Amounts also include ground transportation expenses, home office equipment, items received in connection with business events and administrative charges incurred by executives.

2014 SUMMARY COMPENSATION TABLE

											Nonqualified
						Stock	Option	Non-Equity	Change in		Deferred
				Performance	Restricted	Awards	Awards	Incentive Plan	Retention Plan	Change in	Compensation	All Other
		Salary	Bonus	Share Units (1)	Stock Units (2)	Total(3)	Total(4)	Compensation	Value(5)	Pension Value(6)	Earnings(7)	Compensation(8) (9)	Total(10)
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(e)	(e)	(f)	(g)	(h)	(h)	(h)	(i)	(j)
V.M. Rometty	2014	$1,500,000	$0	$12,460,409	$0	$12,460,409	$0	$3,600,000	$295,985	$1,106,740	$0	$381,991	$19,345,125
Chairman, President and CEO	2013	1,500,000	0	11,703,869	0	11,703,869	0	0	0	0	0	761,808	13,965,677
	2012	1,500,000	0	9,259,000	0	9,259,000	0	3,915,000	181,656	641,346	0	687,725	16,184,727
M.J. Schroeter (11)	2014	660,000	0	3,616,006	0	3,616,006	0	747,600	N/A	8,481	0	80,812	5,112,899
Senior VP and CFO
K.M. Keverian (11)	2014	450,000	500,000	2,897,601	4,190,813	7,088,414	0	510,300	N/A	N/A	0	1,011,731	9,560,445
Senior VP, Corporate Strategy
S.A. Mills	2014	730,500	0	4,886,428	0	4,886,428	0	703,500	328,713	1,525,970	0	94,941	8,270,052
Executive VP, Software and Systems	2013	716,000	0	4,661,284	0	4,661,284	0	0	0	0	0	214,146	5,591,430
	2012	716,000	0	4,629,500	4,135,911	8,765,411	0	987,360	136,953	976,530	0	211,912	11,794,166
J.E. Kelly III (11)	2014	638,000	0	3,909,248	0	3,909,248	0	791,100	1,043,296	92,989	0	96,193	6,570,826
Senior VP, Solutions Portfolio & Research	2013	625,000	850	4,941,039	0	4,941,039	0	0	0	0	0	128,016	5,694,905

(1)              The amounts in this column reflect the aggregate grant date fair values of Performance Share Unit (PSU) awards at the Target number (described in the 2014 Summary Compensation Table Narrative), calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents. At the Maximum number, these values for Mrs. Rometty would be: 2014: $18,690,613; 2013: $17,555,803; 2012: $13,888,500; for Mr. Schroeter: 2014: $5,424,009; for Mr. Keverian: 2014: $4,346,402; for Mr. Mills: 2014: $7,329,642; 2013: $6,991,926; 2012: $6,944,250; and for Mr. Kelly: 2014: $5,863,960; 2013: $7,411,656.

(2)              The amounts in these columns reflect the aggregate grant date fair values of Restricted Stock Units (RSUs) granted to Mr. Keverian as part of his new hire compensation, and Retention Restricted Stock Units (RRSUs) granted to Mr. Mills in 2012, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.

(3)              The amounts in this column reflect the total of the previous two columns (Performance Share Units and Restricted Stock Units). For assumptions used in determining the fair value of stock awards, see Note R (Stock-Based Compensation) to the Company’s 2014 Consolidated Financial Statements.

(4)              There were no option awards granted to the named executive officers in the years shown in the 2014 Summary Compensation Table.

(5)              Assumptions used to calculate these amounts can be found immediately after the 2014 Retention Plan Table. Even though accruals under the Retention Plan stopped on December 31, 2007, changes in Retention Plan Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014, Change in Retention Plan Value for the eligible named executive officers is due to their age, changes in the discount rate and interest crediting rate, and a new mortality table. For 2013, the negative change in Retention Plan Value was primarily due to increases in the discount rate and the interest crediting rate which resulted in the following negative amounts: for Mrs. Rometty: $(130,705); for Mr. Mills: $(513,849); and for Mr. Kelly: $(602,593).

(6)              Assumptions used to calculate these amounts can be found immediately after the 2014 Pension Benefits Table. Even though accruals under the IBM Personal Pension Plan stopped on December 31, 2007, changes in Pension Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014, Change in Pension Value for the eligible named executive officers is due to their age, changes in the discount rate and interest crediting rate, and a new mortality table. For 2013, the negative change in Pension Value was due to increases in the discount rate and the interest crediting rate which resulted in the following negative amounts: for Mrs. Rometty: $(499,471); for Mr. Mills: $(509,879); and for Mr. Kelly: $(17,511).

(7)              IBM does not provide above-market or preferential earnings on deferred compensation. See the 2014 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(8)              Amounts in this column include the following for 2014: for Mrs. Rometty: tax reimbursements of $30,785 and Company contributions to defined contribution plans of $150,000; for Mr. Schroeter: Company contributions to defined contribution plans of $55,333; for Mr. Keverian: Company contributions to defined contribution plans of $1,000,000; for Mr. Mills: Company contributions to defined contribution plans of $73,050; and for Mr. Kelly: Company contributions to defined contribution plans of $51,040.

(9)              Amounts in this column also include the following perquisites for 2014: for Mrs. Rometty: personal financial planning, personal travel on Company aircraft of $164,060, personal use of Company autos, annual executive physical, family attendance at Company-related events, and other personal expenses; for Mr. Schroeter: personal financial planning, personal security, annual executive physical, family attendance at Company-related events, and other personal expenses; for Mr. Keverian: personal financial planning and family attendance at Company-related events; for Mr. Mills: personal financial planning, personal travel on Company aircraft, personal security, family attendance at Company-related events, and other personal expenses; and for Mr. Kelly: personal financial planning, personal travel on Company aircraft of $35,213, and family attendance at Company-related events. See the 2014 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(10)       The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11)       Mr. Keverian was hired effective April 1, 2014. His annual salary rate is $600,000. The amount reflected in column (c) reflects the actual amount earned in 2014. Mr. Schroeter and Mr. Keverian were not named executive officers in the Company’s 2013 and 2014 Proxy Statements. Therefore, this table does not provide 2012 and 2013 data for them. Mr. Kelly was not a named executive officer in the Company’s 2013 Proxy Statement; therefore, this table does not provide 2012 data for him.

2014 GRANTS OF PLAN-BASED AWARDS TABLE

										All Other	All Other
										Stock Awards:	Option Awards:			Grant Date Fair Value
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			Number of Shares of Stock or	Number of Securities Underlying	Exercise or Base Price of Option	Closing Price on the NYSE	of Stock and Option
		Grant	Compensation	Threshold	Target(2)	Maximum	Threshold	Target	Maximum	Units(4)	Options	Awards	on the Date	Awards(5)
Name	Type of	Date	Committee	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	of Grant	($)
(a)	Award(1)	(b)	Approval Date	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	($/Sh)	(l)
V.M. Rometty	AIP	N/A	01/28/2014	$0	$4,000,000	$12,000,000				0	0	N/A	N/A
	PSU	06/09/2014	01/28/2014				17,709	70,834	106,251					$12,460,409
M.J. Schroeter	AIP	N/A	01/28/2014	0	890,000	2,670,000				0	0	N/A	N/A
	PSU	06/09/2014	01/28/2014				5,139	20,556	30,834					3,616,006
K.M. Keverian	AIP	N/A	02/25/2014	0	607,500	1,882,500					0	N/A	N/A
	PSU	04/16/2014	02/25/2014				2,606	10,422	15,633					1,926,402
	PSU	04/16/2014	02/25/2014				1,284	5,134	7,701					971,199
	RSU	04/16/2014	02/25/2014							22,223				4,190,813
S.A. Mills	AIP	N/A	01/28/2014	0	1,005,000	3,015,000				0	0	N/A	N/A
	PSU	06/09/2014	01/28/2014				6,945	27,778	41,667					4,886,428
J.E. Kelly III	AIP	N/A	01/28/2014	0	879,000	2,637,000				0	0	N/A	N/A
	PSU	06/09/2014	01/28/2014				5,556	22,223	33,335					3,909,248

(1)     Type of Award:

AIP = Annual Incentive Program

PSU = Performance Share Unit

RSU = Restricted Stock Unit

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See the 2014 Summary Compensation Table Narrative for additional information on these types of awards.

(2)    Mr. Keverian was hired effective April 1, 2014. His annual incentive target was $810,000 for 2014. The amount reflected in column (d) is prorated to reflect the actual time worked in 2014.

(3)    PSU awards will be adjusted based on performance and paid in February 2017. Mr. Keverian’s PSU award of 10,422 shares relates to the 2014–2016 performance period and his PSU award of 5,134 shares relates to the 2013–2015 performance period.

(4)    Mr. Keverian’s award vests 50% on April 1, 2015, 25% on April 1, 2016 and 25% on April 1, 2017. If Mr. Keverian’s employment is terminated by the Company without cause prior to the award fully vesting, the unvested portion of this award will continue to vest as described in Section 2 of the 2014 Compensation Discussion and Analysis.

(5)    The amounts in this column reflect the aggregate grant date fair values of PSU and RSU awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2014 Summary Compensation Table Narrative. The values shown for the PSUs and RSUs reflect an adjustment for the exclusion of dividend equivalents.

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END NARRATIVE

Option Awards (Columns (b)—(f))

•        A Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•        As of December 31, 2014, all outstanding option awards for the named executive officers were fully vested.

•        IBM has not granted any option awards that are Equity Incentive Plan Awards.

General Terms

•        In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•        Options generally vest in four equal increments on the first four anniversaries of the grant date.

•        Options generally expire ten years after the date of grant.

•        The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market-priced options:

•        From 2005 to 2007, market-priced options were awarded to the named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5%, 10% or 15% of their annual incentive program payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

•        The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•       These options vested 100% three years after the date of grant.

Premium-priced options:

•       The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•       These options vested in four equal increments on the first four anniversaries of the grant date.

Stock Awards (Columns (g)—( j))

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs and RRSUs that were outstanding as of December 31, 2014.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSU and RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2014 fiscal year ($160.44).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2014.

Performance Share Units

•        Amounts in column (i) reflect the Maximum number possible for each PSU award.

•        The maximum payout level is 150% of the Target number, and the program has not paid out at the maximum level since the 1995–1997 performance period (which paid out in February 1998).

•        The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•        See Section 1 of the 2014 Compensation Discussion and Analysis, as well as the 2014 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•        The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2014 OUTSTANDING PSU AWARD PAYOUT LEVELS

Name	Grant Date	Threshold	Target	Maximum
V.M. Rometty	06/08/2012	12,500	50,000	75,000
	01/02/2013	15,958	63,830	95,745
	06/09/2014	17,709	70,834	106,251
M.J. Schroeter	06/08/2012	1,654	6,615	9,923
	06/07/2013	1,929	7,716	11,574
	06/09/2014	5,139	20,556	30,834
K.M. Keverian	04/16/2014	1,284	5,134	7,701
	04/16/2014	2,606	10,422	15,633
S.A. Mills	06/08/2012	6,250	25,000	37,500
	06/07/2013	5,953	23,810	35,715
	06/09/2014	6,945	27,778	41,667
J.E. Kelly III	06/08/2012	4,750	19,000	28,500
	06/07/2013	6,310	25,239	37,859
	06/09/2014	5,556	22,223	33,335

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2014 fiscal year ($160.44).

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards								Stock Awards
																Equity
																Incentive
															Equity	Plan
															Incentive	Awards:
															Plan	Market or
															Awards:	Payout
					Equity										Number of	Value of
					Incentive										Unearned	Unearned
					Plan Awards:							Market			Shares,	Shares,
			Number of	Number of	Number of						Number of	Value of			Units or	Units or
			Securities	Securities	Securities						Shares or	Shares or			Other	Other
			Underlying	Underlying	Underlying						Units of	Units of			Rights	Rights
			Unexercised	Unexercised	Unexercised	Option					Stock That	Stock That			That Have	That Have
			Options	Options	Unearned	Exercise		Option			Have Not	Have Not			Not	Not
			(#)	(#)	Options	Price(4)		Expiration			Vested(6)	Vested(7)			Vested(8)	Vested(7)
Name			Exercisable(2)	Unexercisable(3)	(#)	($)		Date	Type of	Grant	(#)	($)	Type of	Grant	(#)	($)
(a)	Grant Date		(b)	(c)	(d)	(e)		(f)	Award	Date	(g)	(h)	Award	Date	(i)	(j)
V.M. Rometty	07/26/2005		23,518	0	N/A	$92.51	(5)	07/25/2015					PSU	06/08/2012	75,000	$12,033,000
	05/08/2006		21,456	0	N/A	91.04	(5)	05/07/2016					PSU	01/02/2013	95,745	15,361,328
													PSU	06/09/2014	106,251	17,046,910
Total			44,974	0							0	$0			276,996	$44,441,238
M.J. Schroeter	05/08/2006	(1)	213	0	N/A	$82.76		05/07/2016	RRSU	12/22/2010	8,000	1,283,520	PSU	06/08/2012	9,923	$1,592,046
	05/08/2007	(1)	678	0	N/A	102.80		05/07/2017	RRSU	12/18/2012	4,951	794,338	PSU	06/07/2013	11,574	1,856,933
													PSU	06/09/2014	30,834	4,947,007
Total			891	0							12,951	$2,077,858			52,331	$8,395,986
K.M. Keverian	N/A								RSU	04/16/2014	22,223	3,565,458	PSU	04/16/2014	7,701	$1,235,548
													PSU	04/16/2014	15,633	2,508,159
Total			0	0							22,223	$3,565,458			23,334	$3,743,707
S.A. Mills	N/A								RRSU	11/01/2012	22,278	3,574,282	PSU	06/08/2012	37,500	$6,016,500
													PSU	06/07/2013	35,715	5,730,115
													PSU	06/09/2014	41,667	6,685,053
Total			0	0							22,278	$3,574,282			114,882	$18,431,668
J.E. Kelly III	03/08/2005	(1)	4,495	0	N/A	$92.12		03/07/2015					PSU	06/08/2012	28,500	$4,572,540
	05/08/2006	(1)	7,378	0	N/A	82.76		05/07/2016					PSU	06/07/2013	37,859	6,074,098
	05/08/2007	(1)	6,698	0	N/A	102.80		05/07/2017					PSU	06/09/2014	33,335	5,348,267
Total			18,571	0							0	$0			99,694	$15,994,905

Type of Award:

PSU = Performance Share Unit

RSU = Restricted Stock Unit

RRSU = Retention Restricted Stock Unit

(1)         These options were granted under the Buy-First Program. See the 2014 Summary Compensation Table Narrative for additional information about this program.

(2)         Option awards shown in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates, except for options granted under the Buy-First Program, which vested 100% on the third anniversary of the respective grant dates.

(3)         As of December 31, 2014, there were no unexercisable options for the named executive officers.

(4)         The exercise prices shown in this column are equal to the average high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant, except for premium-priced options.

(5)         These options are premium-priced options, which have an exercise price equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(6)         The amounts shown in column (g) of the 2014 Outstanding Equity Awards at Fiscal Year-End Table are RSU and RRSU awards that have not yet vested. See the 2014 Summary Compensation Table Narrative for additional information on these types of awards. The table below shows the vesting schedules for these outstanding awards. Mr. Schroeter’s 2010 award vests on December 22, 2015 and his 2012 award vests on December 18, 2017, provided that he is an employee of the Company as of those dates. Mr. Mills’s award vests on December 31, 2015, provided that he is an employee of the Company as of the vesting date. Mr. Keverian’s award vests 50% on April 1, 2015, 25% on April 1, 2016 and 25% on April 1, 2017. If Mr. Keverian’s employment is terminated by the Company without cause prior to the award fully vesting, the unvested portion of this award will continue to vest as described above.

Vesting Schedule for Unvested RSUs and RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2015	2016	2017
V.M. Rometty	N/A
M.J. Schroeter	RRSU	12/22/2010	8,000
	RRSU	12/18/2012			4,951
K.M. Keverian	RSU	04/16/2014	11,111	5,556	5,556
S.A. Mills	RRSU	11/01/2012	22,278
J.E. Kelly III	N/A

(7)         Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2014 fiscal year ($160.44).

(8)         The amounts shown in column (i) of the 2014 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2014 Summary Compensation Table Narrative for additional information on PSU awards. The table below shows the vesting schedules for these outstanding PSU awards (reflecting Maximum payout), all of which are paid out in February following the end of the performance period.

Vesting Schedule for Unvested PSUs

		Vesting Schedule
Name	Grant Date	Feb. 2015	Dec. 2015	Dec. 2016
V.M. Rometty	06/08/2012	75,000
	01/02/2013		95,745
	06/09/2014			106,251
M.J. Schroeter	06/08/2012	9,923
	06/07/2013		11,574
	06/09/2014			30,834
K.M. Keverian	04/16/2014		7,701
	04/16/2014			15,633
S.A. Mills	06/08/2012	37,500
	06/07/2013		35,715
	06/09/2014			41,667
J.E. Kelly III	06/08/2012	28,500
	06/07/2013		37,859
	06/09/2014			33,335

2014 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards (1)
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	27,678	$2,521,954	33,660	$5,943,851
M.J. Schroeter	0	0	11,658	1,981,588
K.M. Keverian	0	0	0	0
S.A. Mills	0	0	23,562	4,160,696
J.E. Kelly III	45,293	4,279,816	22,216	3,923,012

(1)         Amounts shown in these columns reflect PSU and RRSU awards that vested during 2014. See the 2014 Summary Compensation Table Narrative for details on these types of awards.

2014 RETENTION PLAN NARRATIVE

Introduction and Purpose

During the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. The Retention Plan discourages these leaders from joining competitors even after a full IBM career by providing that benefits under the Retention Plan are forfeited if this happens.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007, and will not be replaced by any other plan.

Payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2014 Retention Plan Table and are not included in the 2014 Pension Benefits Table.

The 2014 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. Mr. Schroeter is not eligible for a Retention Plan benefit because he did not meet all of the eligibility criteria. Specifically, he did not continuously remain on the U.S. payroll, as he worked for IBM Australia from April 1, 2005 through June 30, 2011. Mr. Keverian was hired after the Retention Plan was closed and therefore, he is not eligible for a Retention Plan benefit.

Description of Retention Plan

•        The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•        Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Mr. Mills and Mr. Kelly are determined under the prior formula. Benefits for Mrs. Rometty are determined under the 1999 plan formula.

•        Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service performed after December 31, 2007.

•        Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to the Company during or following employment.

Material Terms and Conditions:

1995 Retention Plan

•        The benefits provided under the Retention Plan for Mr. Mills and Mr. Kelly are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•        Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•        The definitions of early retirement age, service and final average pay have the same meaning as under the Pension Credit Formula of the IBM Personal Pension Plan.

•        The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•        The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions:

1999 Retention Plan

•        The benefits provided under the Retention Plan to Mrs. Rometty are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•        Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

•        Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

•        Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under the Company’s long-term disability plan), or if approved by the Board in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).

•        Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•        The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•        A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•        The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment

•        A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•        A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection), for each eligible named executive officer is detailed in the table below.

Annual Retention Plan
Benefit at Earliest
Name	Unreduced Retirement Age
V.M. Rometty	$101,908
S.A. Mills	281,266
J.E. Kelly III	590,069

Present Value of Accumulated Benefit

•        The present value of accumulated benefit shown in the 2014 Retention Plan Table below is the value as of December 31, 2014 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•        The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2014, Mr. Mills and Mr. Kelly have reached the earliest unreduced retirement age. Because Mrs. Rometty did not attain age 60 by December 31, 2014, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next follows the attainment of age 60.

•        Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2014 Retention Plan Table.

2014 RETENTION PLAN TABLE

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Retention Plan	26	$1,590,396	$0
S.A. Mills	Retention Plan	34	4,282,384	0
J.E. Kelly III	Retention Plan	27	9,525,658	0

(1)         Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers has seven additional years of service with IBM after that date.

(2)         While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit for the eligible named executive officers will continue to change based on their ages, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan.

Assumptions to determine present value for each eligible named executive officer, as of December 31, 2014:

•        Measurement date: December 31, 2014

•        Interest rate for present value: 3.7%

•        To determine Personal Pension Account benefit:

•       Interest crediting rate: 1.1% for 2015 and after

•       Interest rate to convert Personal Pension Account balance to single life annuity: 1.31% for years 1–5, 3.8833% for years 6–20, and 4.96% for year 21 and after

•       Mortality table to convert Personal Pension Account balance to single life annuity is 2015 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

•       Base Table: Modified RP-2014 White Collar sex-distinct tables for annuitants based on IBM experience. The RP-2014 White Collar tables are modified by multiplying the mortality rates at each age by adjustment factors averaging approximately 1.06, based on retiree mortality experience for the period 2009–2013.

•       Improvement Scale: A modified Scale MP-2014 projection table. The modified table is based on the RPEC_2014 model, with the same 20 year convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•        Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment.

•        Present value is the present value of the single life annuity payable at assumed retirement age beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2013:

•        The column titled Change in Retention Plan Value in the 2014 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2013 to December 31, 2014.

•        To determine the present value of the Retention Plan benefit as of December 31, 2013, the same assumptions that are described above to determine present value as of December 31, 2014 were used, except (1) a 4.5% interest rate and the RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA mortality table, and (2) to determine the Personal Pension Account benefit, the following were used:

•        Interest rate to convert Personal Pension Account balance to annual single life annuity: 1.3333% for years 1–5, 4.5767% for years 6–20, and 5.5733% for year 21 and after

•        Mortality table for Personal Pension Account balance conversion: 2014 Personal Pension Account Optional Combined Unisex Table.

2014 PENSION BENEFITS NARRATIVE

The 2014 Pension Benefits Table shows the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants. Mr. Keverian was hired after the IBM Personal Pension Plan was closed and therefore, he is not eligible for an IBM Personal Pension Plan benefit.

The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

Qualified Plan and Nonqualified Plan Descriptions—General

Plan Description

•        Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•        Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•        The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•        The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM Personal Pension Plan (Qualified Plan)

Purpose of the Qualified Plan

•        The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•        Effective January 1, 2008, all eligible employees became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan, on eligible pay up to the compensation limits of the Internal Revenue Code. Under the plan, participants are eligible for Company contributions up to 10% of eligible pay, depending on their pension plan formula participation as of December 31, 2007 and the amount they contribute to the plan. In 2014, Mrs. Rometty and Mr. Mills, received Company contributions equal to 10% of eligible pay. Mr. Kelly received Company contributions equal to 8% of eligible pay. Mr. Schroeter received Company contributions equal to 6% of eligible pay. Mr. Keverian is not yet eligible to receive Company contributions because as of December 15, 2014 he had not completed the one-year service requirement.

•        The cessation of accruals under the IBM Personal Pension Plan and the replacement of Qualified Plan accruals with contributions under the new tax-qualified defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•        The benefits under the Qualified Plan for Mrs. Rometty and Mr. Mills are determined under the Pension Credit Formula. Both of these named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•        The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•        The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•        For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•        The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•        Prior to 2008, participants earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•        The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•        A participant may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•        Early retirement age is defined as:

•        Any age with 30 years of service;

•        Age 55 with 15 years of service; or

•        Age 62 with five years of service.

•        As of December 31, 2014, the named executive officers noted above had attained early retirement age.

•        Under the Pension Credit Formula, a participant who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•        Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a participant may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the participant earned before January 1, 2000.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan

•        Mr. Schroeter’s and Mr. Kelly’s benefit under the Qualified Plan is determined under the Personal Pension Account formula which is a cash balance formula.

•        According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, Mr. Schroeter and Mr. Kelly receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of Mr. Schroeter’s and Mr. Kelly’s eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, Mr. Schroeter and Mr. Kelly may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If Mr. Schroeter’s or Mr. Kelly’s benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. Mr. Schroeter and Mr. Kelly may receive their benefit in the following forms: a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations

•        Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•       Salary;

•       Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

•       Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•        Equity compensation—stock options, RSUs, RRSUs and PSUs—was excluded from eligible compensation.

•        Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2014 was $210,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding

•        Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•        A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service are based on the years an employee participates in the Qualified Plan.

•        The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan. In 2005, Mr. Schroeter left IBM U.S. and became an executive of IBM Australia, and therefore, Mr. Schroeter’s years of credited service for benefit calculations in the 2014 Pension Benefits Table are based only on his service with IBM U.S. Because accruals under the Qualified Plan stopped on December 31, 2007, service performed after such date is not counted for any named executive officer.

IBM Excess Personal Pension Plan (Nonqualified Plan)

Purpose of the Nonqualified Plan

•        The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•        The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•        The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•        The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment

Pension Credit Formula

•        A portion of the benefit that is available to each of the eligible named executive officers under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•        The benefit available to each of the eligible named executive officers under the Nonqualified Plan may only be paid as an annuity.

Personal Pension Account

•        Under the terms of the Qualified Plan the entire benefit may be paid as a lump sum.

•        Under the terms of the Nonqualified Plan Mr. Schroeter’s entire Nonqualified Plan benefit must be paid as a mandatory lump sum, and Mr. Kelly has elected to receive his Nonqualified Plan benefit in a lump sum immediately following separation from service.

•        The maximum lump sum amount that the eligible named executive officers could have elected to receive under the Qualified Plan and Nonqualified Plan, as of January 1, 2015 if they had a separation from service from IBM on December 31, 2014 was equal to:

	Maximum Lump Sum
	Qualified	Nonqualified	Total Available
Name	Plan	Plan	Lump Sum
V.M. Rometty	$382,944	$0	$382,944
M.J. Schroeter	60,724	20,692	81,416
S.A. Mills	938,699	0	938,699
J.E. Kelly III	437,240	950,790	1,388,030

•        A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Mr. Schroeter and Mr. Kelly will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented in the Nonqualified Plan column below:

	Annual Pension Benefit at
	Normal Retirement Age
	Qualified	Nonqualified	Total
Name	Plan	Plan	Benefit
V.M. Rometty	$82,083	$342,761	$424,844
M.J. Schroeter	5,491	N/A	5,491
S.A. Mills	93,188	594,573	687,761
J.E. Kelly III	34,893	N/A	34,893

Present Value of Accumulated Benefit

•        The present value of accumulated benefit is the value as of December 31, 2014 of the annual pension benefit that was earned as of December 31, 2007.

•        The annual pension benefit is the benefit that is payable for the eligible named executive officer’s life beginning at his or her normal retirement age.

•        The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•        Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2014 Pension Benefits Table.

2014 PENSION BENEFITS TABLE

As noted in the Introduction and Purpose to the 2014 Retention Plan Narrative, the 2014 Pension Benefits Table does not include amounts reflected in the 2014 Retention Plan Table.

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Qualified Plan	26	$965,235	$0
	Nonqualified Plan		4,030,591	0
	Total Benefit		$4,995,826	$0
M.J. Schroeter	Qualified Plan	4	$43,127	$0
	Nonqualified Plan		14,228	0
	Total Benefit		$57,355	$0
S.A. Mills	Qualified Plan	34	$1,283,754	$0
	Nonqualified Plan		8,190,807	0
	Total Benefit		$9,474,561	$0
J.E. Kelly III	Qualified Plan	27	$402,245	$0
	Nonqualified Plan		855,330	0
	Total Benefit		$1,257,575	$0

(1)         Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the eligible named executive officers has seven additional years of service with IBM after that date.

(2)         While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the eligible named executive officers will continue to change based on their ages and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2014 for each eligible named executive officer:

•        Measurement date: December 31, 2014

•        Interest rate for present value: 3.7%

•        To determine Personal Pension Account benefit:

•       Interest crediting rate: 1.1% for 2015 and after

•        Interest rate to convert Personal Pension Account balance to single life annuity: 1.31% for years 1–5, 3.8833% for years 6–20, and 4.96% for year 21 and after

•        Mortality table to convert Personal Pension Account balance to single life annuity is 2015 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

•        Base Table: Modified RP-2014 White Collar sex-distinct tables for annuitants based on IBM experience. The RP-2014 White Collar tables are modified by multiplying the mortality rates at each age by adjustment factors averaging approximately 1.06, based on retiree mortality experience for the period 2009–2013.

•        Improvement Scale: A modified Scale MP-2014 projection table. The modified table is based on the RPEC_2014 model, with the same 20 year convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•        Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following a separation from service from IBM. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM.

Assumptions to determine present value as of December 31, 2013:

•        The column titled Change in Pension Value in the 2014 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2013 to December 31, 2014.

•        To determine the present value of the pension benefit as of December 31, 2013, the same assumptions that are described above to determine the present value as of December 31, 2014 were used, except a (1) 4.5% interest rate and the RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA mortality table, and (2) to determine the Personal Pension Account benefit, the following were used:

•        Interest rate to convert Personal Pension Account balance to single life annuity: 1.3333% for years 1–5, 4.5767% for years 6–20, and 5.5733% for year 21 and after

•        Mortality table for Personal Pension Account balance conversion: 2014 Personal Pension Account Optional Combined Unisex Table.

2014 NONQUALIFIED DEFERRED COMPENSATION NARRATIVE

IBM Excess 401(k) Plus Plan

General Description

•        Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k) Plus Plan provides employees with the opportunity to save for retirement on a tax-deferred basis.

•        The 2014 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), Company match (registrant contributions), automatic contributions (registrant contributions), discretionary awards (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2014.

•        The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•        Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by the Company (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•   The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•   The Excess 401(k) Plus Plan allows the clawback of Company matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to the Company (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees).

Purpose of the Excess 401(k) Plus Plan

•   U.S. tax laws limit the amount of pay that employees can defer for retirement into qualified 401(k) plans.

•   IBM established the nonqualified plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•   An eligible employee may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive program payments.

•   In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•   Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under the Company’s Long-Term Performance Plan (LTPP).

•   In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPP.

•   Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•   Effective January 1, 2008, deferrals of receipt of IBM stock are no longer allowed under the Excess 401(k) Plus Plan. Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) Plus Plan when the awards vest.

•   There are no outstanding deferral elections that would result in the deferral of stock in 2014, or thereafter.

•   Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•   The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•   No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their Excess 401(k) Plus Plan accounts.

Company Match on Participant Contributions

•   The Company credits matching contributions to the Basic Account of each eligible participant who defers salary or performance pay (including annual incentive program payments) under the Excess 401(k) Plus Plan.

•   The matching contributions equal the percentage of the sum of (i) the amount the participant elects to defer under the Excess 401 (k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the participant’s maximum matching contribution percentage under the IBM 401(k) Plus Plan. Participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Mills and Mr. Kelly, are eligible for up to 6% matching contributions; participants hired or rehired by IBM U.S. on or after January 1, 2005 and who complete one year of service, including Mr. Schroeter, are eligible for up to 5% matching contributions. Mr. Keverian will be eligible for up to 5% matching contributions once he completes the one-year service requirement. For purposes of calculating the matching contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amounts the participant elects to defer under the Excess 401(k) Plus Plan.

•   Matching contributions are made once annually at the end of the year. In order to receive such matching contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

•    At least 30 years of service;

•    At least age 55 with 15 years of service;

•    At least age 62 with 5 years of service; or

•    At least age 65 with 1 year of service;

then the participant will be eligible to receive such matching contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

•   The Company does not provide any matching contributions for Deferred IBM Shares.

Company Automatic Contributions

•   Effective January 1, 2008, the Company credits automatic contributions to the Basic Account of each eligible participant.

•   The automatic contributions equal a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. The percentage is 2% or 4% if the participant was hired or rehired by IBM U.S. before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired or rehired by IBM U.S. on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is 4% for Mrs. Rometty and Mr. Mills; 2% for Mr. Kelly; and 1% for Mr. Schroeter. Mr. Keverian will be eligible for a 1% automatic contribution once he completes the one-year service requirement.

•   Like matching contributions, automatic contributions are made once annually at the end of the year. In order to receive such automatic contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

• At least 30 years of service;

• At least age 55 with 15 years of service;

• At least age 62 with 5 years of service; or

• At least age 65 with 1 year of service;

then the participant will be eligible to receive such automatic contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

Company Transition Credits

•   Effective for the period of January 1, 2008 through June 30, 2009, the Company credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. According to the terms of the IBM 401(k) Plus Plan, Mr. Kelly was eligible to receive transition credits.

Earnings Measures

•   A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•   As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•   The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2014 annual rates of return indicated for each):

•    Target Date 2005 Fund (4.81%)

•    Target Date 2010 Fund (5.45%)

•    Target Date 2015 Fund (6.05%)

•    Target Date 2020 Fund (6.40%)

•    Target Date 2025 Fund (6.68%)

•    Target Date 2030 Fund (6.85%)

•    Target Date 2035 Fund (6.76%)

•    Target Date 2040 Fund (6.76%)

•    Target Date 2045 Fund (6.76%)

•    Target Date 2050 Fund (6.76%)

•    Income Plus Life Strategy Fund (4.25%)

•    Conservative Life Strategy Fund (5.70%)

•    Moderate Life Strategy Fund (6.19%)

•    Aggressive Life Strategy Fund (6.77%)

•    Interest Income Fund (2.72%)

•    Inflation Protected Bond Fund (3.54%)

•    Total Bond Market Fund (6.03%)

•    High Yield & Emerging Markets Bond Fund (-0.38%)

•    Total Stock Market Index Fund (12.47%)

•    Total International Stock Market Index Fund (-4.22%)

•    Real Estate Investment Trust Index Fund (30.32%)

•    International Real Estate Index Fund (8.93%)

•    Long-Term Corporate Bond Fund (16.87%)

•    Large Company Index Fund (13.68%)

•    Large-Cap Value Index Fund (13.43%)

•    Large-Cap Growth Index Fund (13.04%)

•    Small/Mid-Cap Stock Index Fund (7.42%)

•    Small-Cap Value Index Fund (4.30%)

•    Small-Cap Growth Index Fund (5.84%)

•    European Stock Index Fund (-6.44%)

•    Pacific Stock Index Fund (-3.66%)

•    Emerging Markets Stock Index Fund (0.64%)

•    IBM Stock Fund (-12.46% including dividend equivalent reinvestment)

•   A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•   Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•   Any changes (whether to new deferrals or existing balances) may be made through an internet site or telephone call center maintained by the plan’s third-party record keeper.

•   Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•   Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s common stock, they may not be transferred to any other investment choice at any time.

•   On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•   Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2014 Nonqualified Deferred Compensation Table, are calculated as the change in the price of the Company’s common stock between December 31, 2013 and December 31, 2014 for all Deferred IBM Shares that were contributed prior to 2014.

Payouts, Withdrawals and Other Distributions

•   No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from the Company.

•   At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•         At least age 55 with 15 years of service;

•         At least age 62 with 5 years of service;

•         At least age 65 with 1 year of service;

•         Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•         Commencing benefits under the IBM Long-Term Disability Plan.

•   As of December 31, 2014, Mrs. Rometty, Mr. Mills and Mr. Kelly had satisfied the age and service criteria.

•   If the participant has satisfied the age, service and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•   If the participant has satisfied the age, service and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.         Lump sum upon termination;

2.         Lump sum in February of the year following termination; or

3.      Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•   The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.      Lump sum upon separation;

2.      Lump sum in February of the year following separation; or

3.      Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2014, 50% of this limit was $130,000), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.

•   Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•   Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•   At December 31, 2014, the named executive officers had the following distribution elections on file:

•    Mrs. Rometty—10 annual installments for all amounts

•    Mr. Schroeter—lump sum in February of the year following separation for all amounts

•    Mr. Keverian—lump sum in February of the year following separation for all amounts

•    Mr. Mills—10 annual installments for all amounts

•    Mr. Kelly—lump sum in February of the year following separation for pre-2005 amounts, and 10 annual installments for all post-2004 amounts

•   The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•   Deferred IBM Shares are distributed only in the form of shares of the Company’s common stock.

•   These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers, except for Mr. Keverian, were “specified employees” under Section 409A at the end of the last fiscal year.

2014 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive			Aggregate	Aggregate	Aggregate
		Contributions			Earnings	Withdrawals /	Balance at
		in Last FY (1)	Registrant Contributions in Last FY (2)		in Last FY (3)	Distributions	Last FYE (4)
Name		($)	($)		($)	($)	($)
(a)	Plan	(b)	(c)		(d)	(e)	(f)
V.M. Rometty	Basic Account	$90,000	Match	$74,400	$(246,883)	$0	$8,898,996
			Automatic	49,600
	Deferred IBM Shares	0		0	(757,036)	0	4,476,918
	Total	$90,000		$124,000	$(1,003,918)	$0	$13,375,914
M.J. Schroeter	Basic Account	$236,369	Match	$33,111	$(183,490)	$0	$1,500,351
			Automatic	6,622
	Deferred IBM Shares	0		0	0	0	0
	Total	$236,369		$39,733	$(183,490)	$0	$1,500,351
K.M. Keverian	Basic Account	$0	Match	$0	$0	$0	$0
			Automatic	0
	Discretionary Awards			1,000,000	(184,634)	0	832,198
	Deferred IBM Shares	N/A		N/A	N/A	N/A	N/A
	Total	$0		$1,000,000	$(184,634)	$0	$832,198
S.A. Mills	Basic Account	$93,975	Match	$28,230	$(576,840)	$0	$10,904,336
			Automatic	18,820
	Deferred IBM Shares	0		0	0	0	0
	Total	$93,975		$47,050	$(576,840)	$0	$10,904,336
J.E. Kelly III	Basic Account	$22,680	Match	$22,680	$126,301	$0	$8,442,486
			Automatic	7,560
	Deferred IBM Shares	0		0	(87,901)	0	519,826
	Total	$22,680		$32,240	$38,400	$0	$8,962,312

(1)         A portion of the amount reported in this column (b) for each named executive officer’s Basic Account, except Mr. Keverian’s, is included within the amount reported as salary for that officer in column (c) of the 2014 Summary Compensation Table. These amounts are: $90,000 for Mrs. Rometty; $26,600 for Mr. Schroeter; $93,975 for Mr. Mills; and $22,680 for Mr. Kelly. Because Mr. Keverian was hired after the enrollment period for 2014, he was not eligible to make deferral elections for such year.

(2)         For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2014 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2014 Summary Compensation Table are larger because the amounts reported in that footnote also include the Company’s contributions to the IBM 401(k) Plus Plan. The amount reported in column (c) for Mr. Keverian is a discretionary award that vests 100% on the fourth anniversary of his date of hire. The full amount of the discretionary award, including the investment experience thereon, is subject to clawback for 12 months after vesting if Mr. Keverian engages in activity that is detrimental to the Company.

(3)         None of the amounts reported in this column (d) are reported in column (h) of the 2014 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)         Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, company contributions and investment experience, including an $8 quarterly administrative fee.

2014 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans, programs or agreements under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs (as described below), except with respect to Mr. Keverian’s Sign-On Equity Grant. The 2014 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to the Company (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees).

This 2014 Potential Payments Upon Termination Narrative and the 2014 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2014 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and date of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2014 Pension Benefits Table. The 2014 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2014 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Program (AIP)

•   The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to the Company.

•   This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•   AIP payments to executive officers are subject to clawback as described in Section 3 of the 2014 Compensation Discussion and Analysis.

•   For purposes of the 2014 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2015.

IBM Long-Term Performance Plans (LTPP)

•   The named executive officers have certain outstanding equity grants under the LTPP including:

•         Stock Options;

•         Restricted Stock Units (RSUs);

•         Retention Restricted Stock Units (RRSUs); and/or

•         Performance Share Units (PSUs).

•   The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

•         Generally, unvested stock options, RSUs, RRSUs and PSUs are cancelled upon termination; and

•         Vested stock options may be exercised only for 90 days following termination.

•   Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service (and for Mr. Keverian, pursuant to his offer letter, with at least five years of service regardless of age), the following terms apply:

•         Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management; and

•         The Company prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•         For Mr. Keverian, pursuant to his offer letter, if he is terminated by the Company without cause, then his Sign-On Equity Grant shall continue to vest after such termination. If his employment terminates for any other reason, the Sign-On Equity Grant will be treated as noted above.

•   If an executive dies, outstanding stock options, RSU awards and RRSU awards would vest immediately. In addition, in such case, outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•   If an executive becomes disabled, outstanding stock options, RSU awards and RRSU awards would continue to vest under their original vesting schedules. In addition, in such case, outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•   Beginning with PSU and RSU awards granted in 2009, in cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

•    To ensure that the interests of the members of the Performance Team are aligned with the Company’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination if the following criteria are met:

•       The executive is on the Performance Team at the time of departure;

•       For RSU awards, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•       The executive has reached age 55 with 15 years of service (and for Mr. Keverian, five years of service regardless of age, as noted above) at the time of departure; and

•       The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

•    The Chairman and CEO is also eligible for the payouts described upon termination, except she must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

•    Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule.

•   The 2014 Potential Payments Upon Termination Table assumes the following:

•    Amounts shown reflect the payout of the 2012 PSU awards calculated using the actual performance achieved for the 2012–2014 performance period and the 2014 fiscal year-end closing price of $160.44 for IBM common stock; and

•    Outstanding awards for the 2013 and 2014 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•   LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to the Company prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients for a period of one year or employees for a period of two years following termination of employment.

•   In the 2014 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $160.44 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•   Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•   Eligibility criteria are described in the 2014 Retention Plan Narrative.

•   Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•   At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•   The 2014 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•   This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•    The payment would be delayed six months following termination; and

•    Amounts not paid during the delay would be paid (with interest) in July 2015.

•   Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to the Company at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan

•   As described in the 2014 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•   Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in activity that is detrimental to the Company within 12 months following the release date.

•   With respect to Company matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to the Company, the Excess 401(k) Plus Plan allows the clawback of such company contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•   The 2014 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•   Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

•    Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

•    Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•   The tables do not reflect:

•    That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

•    Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance

General Description

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time.

IBM Retiree Benefits Plan

•   Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•   This coverage is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who satisfy at least one of these):

•         30 years of service with the Company; or

•         Age 55 with at least 15 years of service with the Company.

•   Mr. Mills would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

IBM Future Health Account (FHA)

•   Amounts credited by the Company to a hypothetical account may be used to offset the cost of eligible medical, dental and vision insurance coverage for former employees and their eligible dependents.

•   Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•         Hired before January 1, 2004;

•         Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

•         At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•   Mrs. Rometty and Mr. Kelly would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage

•   Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•   Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

•  Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•        At least age 55, with at least five years of service; and either

•        The employee’s age and years of service equal 65 or

•        Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

•    Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•   Mr. Schroeter and Mr. Keverian would not have been eligible for this benefit following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements noted above.

IBM Retiree Group Life Insurance

•   IBM Group Life Insurance provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•   This coverage is available to all U.S. regular employees hired or rehired by IBM U.S. prior to January 1, 2004 who are eligible for the IBM Retiree Benefits Plan or IBM Future Health Account.

•   Mrs. Rometty, Mr. Mills and Mr. Kelly would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end. Mr. Schroeter and Mr. Keverian would not have been eligible for this benefit.

•   Employees who retire on or after January 1, 2015 will have the option to purchase life insurance at preferred rates, paid solely at their expense. IBM no longer provides this Group Life Insurance to eligible employees who separate on or after such date.

2014 POTENTIAL PAYMENTS UPON TERMINATION TABLE

			LTPP				Excess 401(k) (7)
		Annual	Stock			Retention	Basic		Deferred IBM
	Termination	Incentive Program (2)	Options (3)	PSUs (4)	RSUs (5)	Plan (6)	Account		Shares
Name	Scenario	($)	($)	($)	($)	($)	($)		($)
V.M. Rometty	Termination(1)	$3,600,000	$3,086,624	$6,578,040	$0	$0	$889,900	(8)	$447,692	(8)
	For cause	0	0	0	0	0	889,900	(8)	447,692	(8)
M.J. Schroeter	Termination(1)	747,600	55,626	0	0	0	1,500,351	(9)	0
	For cause	0	0	0	0	0	1,500,351	(9)	0
K.M. Keverian	Termination(1)	510,300	0	N/A	3,565,458	N/A	N/A	(10)	0
	For cause	0	0	N/A	0	N/A	N/A	(10)	0
S.A. Mills	Termination(1)	703,500	0	3,289,020	0	281,266	1,090,434	(11)	0
	For cause	0	0	0	0	0	1,090,434	(11)	0
J.E. Kelly III	Termination(1)	791,100	1,266,294	2,499,655	0	590,069	4,131,643	(12)	519,826	(12)
	For cause	0	0	0	0	0	4,131,643	(12)	519,826	(12)

(1)         Termination includes the following separation scenarios: resignation, retirement and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM). With respect to Mr. Keverian’s Sign-On Equity Grant (RSUs), termination means termination by the Company without cause.

(2)         Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2015.

(3)         Assumes each named executive officer exercised all vested, in-the-money options at $160.44 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)         Assumes IBM released PSU awards, granted in 2012 according to its policy, for the three-year performance period ending December 31, 2014, for named executive officers who were at least age 55 and had at least 15 years of service (Mrs. Rometty, Mr. Mills and Mr. Kelly). PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period. Mr. Keverian was not granted a 2012–2014 PSU award.

(5)         For Mr. Keverian, pursuant to his offer letter, if his employment is terminated by the Company without cause, his Sign-On Equity Grant (RSUs) shall continue to vest after such termination. If Mr. Keverian had resigned as of December 31, 2014, his Sign-On Equity Grant (RSUs) would have been cancelled.

(6)         Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(7)        Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.

(8)         Approximate annual amount payable for 10 years starting in February 2015. Deferred IBM Shares are paid as shares of IBM common stock.

(9)         Payable in an immediate lump sum in February 2015.

(10)  Mr. Keverian’s Excess 401(k) balance consists solely of his discretionary award, as described in footnote 2 in the 2014 Nonqualified Deferred Compensation Table. Because such discretionary award had not yet vested as of December 31, 2014, he would not be eligible for any payments from the Excess 401(k).

(11)  Approximate annual amount payable for 10 years starting in February 2015.

(12)  Sum of the amount of Basic Account deferred prior to January 1, 2005 payable in a lump sum in February 2015 ($3,652,660) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2015 ($478,982). Deferred IBM Shares are paid as shares of IBM common stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

1.       Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.       The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), as may be modified or supplemented.

3.       The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.       The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

5.       The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.       Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

D.N. Farr

J.W. Owens

J.E. Spero

AUDIT AND NON-AUDIT FEES

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

($ in millions)	2014	2013
Audit Fees	$35.0	$34.2
Audit-Related Fees	36.4	59.9
Tax Fees	4.5	7.5
All Other Fees	0.3	0.3

Description of Services

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and audit and review of IBM’s retirement and other benefit-related programs. For 2014, these services included approximately $16 million for independent assessment of controls related to outsourcing services and approximately $13 million for services in support of acquisition and divestiture activities. For 2013, these services included approximately $17 million for independent assessment of controls related to outsourcing services and approximately $33 million for support of acquisitions and divestitures activities.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with certain benchmarking arrangements.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As disclosed in its charter, the Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, reviewing that selection with the Board of Directors, approving all related fees and compensation for the accounting firm, and overseeing the work of the firm. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2015, and with the endorsement of the Board of Directors believes that this selection is in the best interests of the Company and its stockholders and therefore recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2014. PwC’s representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

In accordance with the pre-approval policies and procedures described in the Report of the Audit Committee of the Board of Directors, the Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair its independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company and other relevant information, including PwC’s tenure with the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

3. MANAGEMENT PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

In 2014, IBM made tremendous progress in repositioning our business portfolio and making investments in support of our strategic focus on enterprise information technology. The Company generated $92.8 billion in revenue and $21.1 billion in operating pre-tax income from continuing operations. Our revenue declined from the prior year due to a substantial currency translation impact, a planned reduction from the divestitures undertaken to continue our shift to higher value businesses, and the net impact of strong growth in our strategic imperatives (cloud, analytics, mobile, social and security) and lower revenues in some of our transactional businesses (including the mainframe and POWER product cycles). Without the effects of currency and divestitures, our continuing operations delivered revenue that was down 1% for the year. While net income and free cash flow declined for the full year on a continuing operating basis, pre-tax income margins expanded 30 basis points, we generated $16.2 billion of operating cash flow, invested $5.5 billion in research and development and $3.8 billion in capital, acquired six companies, and returned approximately $17.9 billion in capital to stockholders through $4.3 billion in dividends and $13.7 billion in gross share repurchases, which reduced our average outstanding share count by over 8%.

The centerpiece of IBM’s strategy is our business portfolio shift into five strategic imperatives that we believe are important to the future of enterprise information technology. In 2014, we made significant investments in these areas, launched new businesses such as the Watson Group, and forged landmark partnerships with Apple, Twitter and Tencent to drive long-term growth. Taken together, these five strategic imperatives now constitute 27% of IBM’s revenues, posting double-digit growth for the year, as they did in every quarter in 2014.

At the same time, we repositioned and restructured the Systems and Technology business through both divestitures and the introduction of new offerings, including POWER8 and OpenPOWER. We accomplished all of this while maintaining the #1 market position in middleware and services, and earning the highest number of U.S. patents by a considerable margin over any other company.

Our compensation strategy supports IBM’s ongoing transformation. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to successfully deliver on our shift to higher value. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the substantial progress in repositioning the portfolio and the Company for the future.

For 2014 performance, the Board approved an annual incentive payment of $3.6 million for Mrs. Rometty, at 90% of target. The payout level considered a balanced view of performance, including financial results that were lower than target, substantial actions taken to reposition the Company in higher value businesses, and market-leading client satisfaction levels. This incentive payment follows a year in which Mrs. Rometty recommended forgoing her annual incentive, which the independent members of the Board accepted. For the other named executive officers, their incentive awards for 2014 ranged from 70% to 90% of target, reflecting Company and Unit performance against predetermined objectives and individual contributions to the transformation.

The Company’s named executive officers are identified in the 2014 Summary Compensation Table, and the compensation of the named executive officers is described on pages 20 through 68. IBM has long demonstrated its commitment to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

As discussed in the 2014 Compensation Discussion and Analysis, the Company’s executive compensation programs are designed to:

•     Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on long-term and annual business results;

•     Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•     Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•     Differentiate rewards to reflect individual and team performance; and

•     Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation of our named executive officers is linked with Company performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short- and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are set within the parameters of our financial model shared with investors each year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk.

Annual compensation of the named executive officers as a group varies year to year based on business results and individual performance. For 2014, 90% of the compensation of the named executive officers was performance based. Our annual incentive is a cash payment that is designed to reward executives for the most recent year’s revenue growth, operating net income and free cash flow. For 2014, this incentive comprised 17% of the group’s compensation. Nearly 73% of compensation for 2014 of the named executive officers was in the form of long-term incentive, which is 100% performance based and delivered through Performance Share Units (PSUs). The payout of PSUs is based on IBM’s three-year cumulative performance against operating EPS and free cash flow targets. PSUs will pay out nothing if the threshold performance level is not reached. Because it is paid in shares, the value of the award is also impacted by the share price. The 2014 payout for the period 2012–2014 was 63% of its original award value.

Taking into consideration the actual salary, actual annual incentive payout and actual long-term incentive award for the period 2012–2014, Mrs. Rometty earned 74% of her annual total target compensation in 2014. As for the other named executive officers, actual total compensation for 2014 ranged from 68% to 91% of annual total target compensation.

For 2014, Mrs. Rometty earned

74% of her total target compensation

Values in Millions ($)

Our overall executive compensation philosophy remains the same. We continue to align pay with the interests of our investors, while at the same time attracting and retaining top leadership talent.

For the reasons expressed above, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward for performance.

We are therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

Stockholder Proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

4. STOCKHOLDER PROPOSAL FOR DISCLOSURE OF LOBBYING POLICIES AND PRACTICES

Management has been advised that Walden Asset Management, One Beacon Street, Boston, MA 02108, the beneficial owner of over $2,000 in market value of IBM shares, together with multiple co-filers, whose names, addresses and beneficial holdings are available on request, intends to submit the following proposal at the meeting:

Whereas, we believe it is important that IBM’s lobbying positions and practices to influence public policy are transparent. Public opinion is skeptical of corporate influence on Congress and public policy. Controversial lobbying activity may pose risks to our company’s reputation and to shareholder value.

IBM spent approximately $15.65 million in the three year period of 2011—2013 on federal lobbying, according to Senate reports. The company provides little information to shareholders with regard to the identity, supervision of, level of spending, or nature of the lobbying conducted by third parties. This total does not include lobbying expenditures to influence legislation in states.

Resolved, the shareholders of IBM request the Board authorize the preparation of a report, updated annually, and disclosing:

1.      Company policy and procedures governing lobbying, both direct and indirect lobbying communications.

2.      Payments by IBM used for (a) direct or indirect lobbying or (b) grassroots lobbying communications at the local, state and federal levels, in each case including the amount of the payment and the recipient.

3.      IBM membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.      Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, “indirect lobbying” is lobbying engaged in by any trade association or other organization of which IBM is a member.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on IBM’s website.

Supporting Statement

IBM is to be commended for its appropriate disclosure with regard to the political contributions that represent the company’s participation in the electoral process. IBM should establish high standards for evaluating and disclosing the extensive spending that represents the company’s participation in the legislative process through lobbying.

IBM does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying. In contrast, competitors Dell, Microsoft, Xerox and Intel publicly disclose indirect expenditures made by their trade associations. Absent a system of accountability and disclosure, corporate assets may be used for policy objectives that pose risks to the company.

For example, IBM has a seat on the board of the US Chamber of Commerce, which has spent over $1 billion member dollars on lobbying since 1998. IBM’s level of funding of the Chamber is not available to shareholders. The IBM statement on climate change policy states that “IBM recognizes climate change is a serious concern that warrants meaningful action on a global basis to stabilize the atmospheric concentration of greenhouse gases (GHGs).” In contrast, the Chamber to which they belong has seemingly prioritized blocking climate change action, including suing the EPA for its advocacy combating climate regulation.

It is a logical next step in the interests of transparency for IBM to review its public policy advocacy and oversight and expand its public disclosure with regard to third party lobbying.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This Proposal requests additional disclosure by IBM of lobbying activities and expenditures. IBM already discloses lobbying activities and expenditures, including expenditures made through trade associations, as required by law. Furthermore, the Company has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions, and guidelines. Moreover, IBM does not provide any financial support to political parties or candidates, directly or indirectly. Because of IBM’s policy on political contributions and expenditures, IBM does not have a Political Action Committee and does not engage in independent expenditures or electioneering communications as defined by law. This proposal does not appear to properly consider IBM’s well known policies and practices in this area, and the Board recommends against this Proposal.

Indeed, this clear and long-standing corporate policy against making political contributions of any kind sets IBM apart from many other U.S. corporations. The policy is set forth in the IBM Business Conduct Guidelines under the section entitled, “Public Service and Political Activity” and is published by the Company on its website at: http://www.ibm.com/investor/governance/business-conduct-guidelines.wss. All IBM employees are required to comply with these guidelines.

IBM does engage in lobbying activities, which are described in the IBM Business Conduct Guidelines under the section entitled “Lobbying.” All lobbying activities, including lobbying activities by third parties on behalf of IBM, require the prior approval of IBM’s Government and Regulatory Affairs office—a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide. The IBM Government and Regulatory Affairs office works to advocate the public policy interests of IBM and its stockholders and employees with governments around the world.

The Company provides disclosure on its website about its policies and practices with regard to public policy matters, including trade and industry associations and lobbying activities and expenditures. See www.ibm.com/investor/governance/public-policy-matters.wss. Further, IBM’s U.S. federal lobbying reports disclose in extensive detail all issues lobbied and total U.S. federal lobbying expenditures made by IBM. Contrary to the Proposal’s supporting statement, IBM’s total reported U.S. federal lobbying expenditures do, in fact, include expenditures for “indirect lobbying” via trade associations, as required by law. These reports are available for public review at http://disclosures.house.gov/Ld/LDSearch.aspx/. IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities. Finally, the Company periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5. STOCKHOLDER PROPOSAL ON THE RIGHT TO ACT BY WRITTEN CONSENT

Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares, intends to submit the following proposal at the meeting:

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law. Wet Seal (WTSLA) shareholders successfully used written consent to replace certain underperforming directors in 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings. A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. For instance 25% of IBM shareholders are now needed to call a special meeting when Delaware law allows 10% of shareholders.

An added incentive to vote for this proposal is our Company’s clearly improvable corporate governance as reported in 2014:

GMI Ratings, an independent investment research firm gave the IBM board an F—plus an F for IBM accounting and governance. IBM could pay long-term incentives to our CEO for below-median performance. Meanwhile for shareholders there was a potential 13% stock dilution concern and for employees IBM reported it would take a charge of $1 billion related to workforce rebalancing.

40% of our executive pay committee included CEOs—Boeing’s James McNerney and Dow Chemical’s Andrew Liveris. Shirley Ann Jackson received our highest negative votes. Michael Eskew received our 2nd highest negative votes. Ms. Jackson and Mr. Eskew were potentially overextended with seats on 5 public boards. And to top things off, Ms. Jackson was on our nomination committee and Mr. Eskew was our Lead Director. GMI said that a board with active CEOs and overextended directors may fail to provide effective oversight of management.

David Farr and Joan Spero were negatively flagged by GMI due to their respective directorships at Delphi Corporation and Delta Air Lines when these companies went bankrupt. Plus Directors Farr and Spero made up 50% of our audit committee.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Right to Act by Written Consent—Proposal 5

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. IBM’s current practices are designed to ensure that notice and an opportunity to be heard precede stockholder votes, enabling meaningful discourse to occur before important decisions are made affecting your Company. In contrast, this proposal would enable the owners of a bare majority of shares to act by voting in favor of their own proposed action, without a meeting and without ever providing notice to other stockholders or the Company. The Board of Directors believes that the adoption of this proposal would not be in the best interests of its stockholders.

Currently, any matter that IBM or its stockholders wishes to present for a stockholder vote must be noticed in advance and presented at a meeting of stockholders. This allows all stockholders to consider, discuss and vote on pending stockholder actions. In contrast, the written consent proposal at issue would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including the Company’s position. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders; with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. In short, the Board does not believe that written consent is an appropriate corporate governance model for a widely-held public company like IBM.

The Company also believes that adoption of this proposal is unnecessary because of IBM’s long demonstrated history of commitment to high standards of corporate governance. The Company has taken numerous steps that enable participation by stockholders. IBM’s by-laws permit holders of at least 25% of the outstanding shares the power to call a special meeting of stockholders. The Board believes that holding meetings with proper notice whereby all stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position and recommendation, and then vote their shares is the best way for stockholders to take action. The safeguards around the ability to act by a special or annual meeting promote and protect stockholders’ interests.

Other examples of existing accountability to stockholders include the Company’s annual election of directors by majority voting and the absence of any super-majority provisions in our charter documents. Finally, as described in this Proxy Statement, the Company has established a process by which stockholders may communicate directly with the Company’s Board or non-management directors throughout the year on any topics of interest to stockholders.

The Board views the proposal calling for action by written consent without prior notice to all stockholders as unnecessary and not in the best interests of its stockholders. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6. STOCKHOLDER PROPOSAL TO LIMIT ACCELERATED EXECUTIVE PAY

Management has been advised that Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, the owner of at least 500 shares, intends to submit the following proposal at the meeting:

Resolved: Shareholders ask our board of directors to adopt a policy that in the event of a change in control (as defined under any applicable employment agreement, equity incentive plan or other plan), there shall be no acceleration of vesting of any equity award granted to any senior executive, provided, however, that our board’s executive pay committee may provide in an applicable grant or purchase agreement that any unvested award will vest on a partial, pro rata basis up to the time of the senior executive’s termination, with such qualifications for an award as the committee may determine.

For purposes of this Policy, “equity award” means an award granted under an equity incentive plan as defined in Item 402 of the SEC’s Regulation S-K, which addresses executive pay. This resolution shall be implemented so as not affect any contractual rights in existence on the date this proposal is adopted.

The vesting of equity pay over a period of time is intended to promote long-term improvements in performance. The link between executive pay and long-term performance can be broken if such pay is made on an accelerated schedule. Accelerated equity vesting allows executives to realize pay opportunities without necessarily having earned them through strong performance.

Other aspects of our clearly improvable executive pay (as reported in 2014) are an added incentive to vote for this proposal.

GMI Ratings, an independent investment research firm, gave IBM a D for executive pay. Virginia Rometty received $12 million in 2013 Total Realized Pay plus excessive perks and pensions benefits. Meanwhile for shareholders there was a potential 13% stock dilution concern.

IBM did not disclose specific, quantifiable performance objectives for our CEO. Disclosure of performance metrics is essential for investors to assess the rigor of executive incentive programs. IBM pays long-term incentives to executives without requiring our company to perform above the median of its peer group.

Please vote to protect shareholder value:

Limit Accelerated Executive Pay—Proposal 6

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The proponent asks the Company to adopt a policy with respect to provisions that do not exist at IBM, without consideration of whether or not such policy applies to the Company. It asks the Company to take action with respect to IBM’s equity plans or agreements, none of which contains a change in control provision, let alone a provision that would accelerate vesting of any awards upon a change in control.

Putting aside the proposal’s fundamental irrelevance, the Company is philosophically opposed to this proposed change. We believe that our Executive Compensation and Management Resources Committee, which is composed entirely of independent directors, and the Board itself, are in the best position to design and implement executive compensation practices and principles that are aligned with the interests of our stockholders, taking into account best practices, market competitiveness and IBM’s strategic, operational, and financial goals. This Proxy Statement highlights the rigorous policies and practices the Company has in place to ensure that IBM’s executive compensation is appropriate.

Our Compensation Committee’s decisions are made to further the long-term interests of the Company and its stockholders. As discussed in the 2014 Compensation Discussion and Analysis, a significant percentage of each executive officer’s compensation is provided in the form of equity awards that have value only if vesting occurs. These equity awards support the achievement of IBM’s long-term business strategies and goals, align financial rewards with the economic interests of our stockholders, and promote attraction and retention of leadership talent that is required to lead a complex global enterprise. Adoption of the policy requested by the proponent, a policy that is at best irrelevant, does not serve to enhance a decision-making process that is focused on the Company’s long-term performance.

Our Board believes that IBM’s current executive compensation policies and practices are appropriate and effective, aligning the interests of our executives with those of our stockholders. Investors—IBM’s owners—want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. Adoption of this unnecessary and arbitrary proposal would not support those objectives and would not be in the best interests of our stockholders. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

7. STOCKHOLDER PROPOSAL ON ESTABLISHING A PUBLIC POLICY COMMITTEE

Management has been advised that Jing Zhao, 262 Altadena Circle, Bay Point, CA 94565, the owner of 15 shares, intends to submit the following proposal at the meeting:

Resolved: shareholders recommend that International Business Machines Corporation (IBM) establish a Public Policy Committee to assist the Board of Directors in overseeing IBM’s policies and practice that relate to public issues including human rights, corporate social responsibility, supplier chain management, charitable giving, political activities and expenditures, government regulations, and especially international relations that may affect IBM’s operations, performance, reputation, and shareholders’ value.

Supporting Statement

IBM currently has four board committees: Audit Committee, Directors and Corporate Governance Committee, Executive Compensation and Management Resources Committee, and Executive Committee, but without a committee to legitimately and ethically deal with public issues, especially international affairs, affecting our business. According to our 2013 annual report, IBM has 32% ($31,628m/$97,800m) revenue in Europe/Middle East/Africa, 23% ($22,923/$97,800m) revenue in Pacific Asia; “Within the BRIC countries of Brazil, Russia, India and China, … The company continues to see good opportunity in all regions over the long term and is continuing to invest in these key markets.” (p.40); “During 2013, performance in China was impacted by the process surrounding the implementation of a broad governmental economic reform plan.” (p. 41). IBM is truly a leading international business corporation in the world.

The globalization has made the world increasingly connected and complicated. For example, the U.S.—Japan Joint Statement on April 25, 2014 includes such dangerous contents as: “These commitments extend to all the territories under the administration of Japan, including the Senkaku Islands.” “The United States welcomes and supports Japan’s consideration of the matter of exercising the right of collective self-defense.” The Japanese government has misled the U.S. under the U.S.—Japan Security Treaties to crash with the rising power of a nationalistic China since Japan utilized China’s 1989 Tiananmen Tragedy to abandon Japan’s peace constitution (the cornerstone of Asia’s peace after WWII) towards rearmament, militarization and fascism. Although the Japanese government signed the G-7 Summit declaration in 1989 to protect Chinese students, I, as a graduate student in Osaka University organizing Chinese democratic and human rights activities in Japan, was persecuted because I refused to collaborate with the Japanese government to betray my fellow Chinese students. Please refer to Japan’s second largest newspaper Asahi’s interviews with me on February 10, 1990, October 20, 1992 and June 8, 2009, and my article “The Betrayal of Democracy: Tiananmen’s Shadow over Japan,” Historia Actual Online, 2004, Issue 4 Volume 2.

Partly to respond to my proposals, Microsoft established such a public policy committee in 2012. It is also necessary for IBM to establish a Public Policy Committee.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The existing Committees of the Board of Directors are chartered with reviewing and considering the very matters the Proponent now seeks to be re-missioned to his new “Public Policy Committee”— a point ignored by the proponent. Moreover, the Directors and Corporate Governance Committee of the Board is chartered with reviewing and considering the Company’s policies and practices regarding all issues of corporate social responsibility. An additional Board committee such as a “Public Policy Committee” adds nothing to the governance structures of the Company and is unnecessary.

IBM has long been a leader in corporate social responsibility. The Company has wide-ranging socially responsible programs, corporate policies and directives, including environmental practices, corporate contributions, global employment standards, supplier relationships, business conduct guidelines, ethics and workforce diversity. Details on our programs, policies and directives are available at the following URL: www.ibm.com/ibm/responsibility/.

IBM’s internal employee policies encourage fundamental workplace rights in all countries where we do business. For our employees, we have adopted a set of Global Employment Standards which codify our leadership practices in these areas. IBM has a longstanding history of leadership in employee relations and human rights, including diversity, equal rights and antidiscrimination, open communications, employee health and well-being and work/life balance. The Company has also published a Human Rights Statement of Principles where we make clear that our definition of corporate responsibility includes environmental responsibility, as well as social concerns for our workforce, clients, business partners, and the communities where we operate. Underpinning our corporate responsibility standards and practices is our dedication to respect human rights. See www.ibm.com/ibm/responsibility/ibm_humanrightsprinciples.html.

IBM is also a leader in the effort to expand beyond our own internal programs, using its influence to extend its practices externally to its supply chain by the deployment of its Supplier Conduct Principles. These Principles specifically address such human rights issues as forced or involuntary labor, child labor, wages and benefits, working hours, non-discrimination, respect and dignity, freedom of association, health and safety, protection of the environment, compliance with laws, including regulations and other legal requirements, ethical dealings, communications, monitoring and recordkeeping. Additionally, IBM was one of the founding drafters and is a member of the coalition that established the Electronic Industry Code of Conduct (www.eicc.info), which sets forth an industry-wide supply chain code of corporate social responsibility. By working together with other firms in our industry we have been engaged in meaningful programs across multiple levels in the supply chain.

Finally, the Directors and Corporate Governance Committee oversees the public policy initiatives undertaken by IBM Government and Regulatory Affairs, a globally integrated corporate function providing worldwide public policy and government relations expertise. With dedicated resources in the Americas, Europe, Africa, and Asia, IBM Government and Regulatory Affairs is driven by the mutual objectives of global consistency and local relevancy, working with governments on key economic, governmental, and societal issues; helping them solve problems and create strategies for the future. See www.ibm.com/ibm/governmentalprograms/.

Finally IBM reports on its performance as a corporate citizen in a number of different ways. Every year IBM publishes a corporate responsibility report, available online at www.ibm.com/ibm/responsibility/2013/ and distributed globally to clients, stockholders, employees, non-governmental organizations and leaders from the public sector. IBM also makes available a Global Reporting Initiative (GRI) report, available online at www.ibm.com/ibm/responsibility/reports/gri/gri.html which supplements the corporate responsibility report. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL

FREQUENTLY ASKED QUESTIONS

1.    What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is usually your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2.    I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3.    Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4.    What is the “Record Date” for the Annual Meeting?

February 27, 2015.

5.    Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6.    Which IBM shares are included in the proxy card I received?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.

7.    May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8.    Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 27, 2015, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 27, 2015, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9.    May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10.       How can I contact IBM’s transfer agent?

Contact our transfer agent by either writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada and Puerto Rico 781-575-2727).

11.       Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12.       During the Question Period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about company matters. It is not the appropriate forum to raise personal grievances.

13.       I understand that a “quorum” of stockholders is required in order for the Company to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

14.       How many shares of IBM stock are “outstanding”?

As of February 10, 2015, there were 988,424,172 common shares outstanding and entitled to be voted.

15.       What is the voting requirement for electing IBM’s Directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

16.       What is “Broker Discretionary Voting”?

This refers to the New York Stock Exchange (NYSE) rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.

17.       Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.

18.       Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

The table below reflects the vote required in accordance with the laws of New York State:

		Do abstentions	Is broker
		count as	discretionary
Proposal	Vote required	votes cast?	voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

* Advisory and non-binding

19.       Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

20.       Where can I find the voting results of the Annual Meeting?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, the Company will include voting results on a Form 8-K shortly after the Annual Meeting.

21.       Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

22.       How do I submit a proposal for inclusion in IBM’s 2016 proxy material?

Stockholder proposals may be submitted for IBM’s 2016 proxy material after the 2015 Annual Meeting and must be received at our corporate headquarters no later than November 10, 2015. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

23.       How do I submit an item of business for the 2016 Annual Meeting?

Stockholders who intend to present an item of business at the 2016 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 11, 2015 and no later than November 10, 2015 as set forth more fully in the Company’s by-laws.

24.       I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

25.       What is “Householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

26.       If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

27.       Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

28.       Did IBM utilize the SEC’s e-proxy rules for delivery of the proxy materials this year?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

29.       I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services,” scroll down to “Consent for materials online” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account” and follow the instructions to enroll.

30.       I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above).

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

31.       Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., LLC, to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Christina M. Montgomery

Vice President and Secretary

March 9, 2015

printed on recycled paper and recyclable

002CSP0065 Mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01ZOIF 1 U P X + . + IMPORTANT ANNUAL MEETING INFORMATION A IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately). PROXY/VOTING INSTRUCTION CARD SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. C IBM’s Directors recommend a vote AGAINST Proposals 4, 5, 6 and 7. 1. Election of Directors for a Term of One Year 01 - A. J. P. Belda 05 - D. N. Farr 09 - W. J. McNerney, Jr. 02 - W. R. Brody 06 - A. Gorsky 10 - J. W. Owens 03 - K. I. Chenault 07 - S. A. Jackson 11 - V. M. Rometty For Against Abstain For Against Abstain For Against Abstain 13 - S. Taurel B IBM’s Directors recommend a vote FOR Proposals 2 and 3. 04 - M. L. Eskew 08 - A. N. Liveris 12 - J. E. Spero For Against Abstain For Against Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm 3. Advisory Vote on Executive Compensation For Against Abstain 5. Stockholder Proposal on the Right to Act by Written Consent 6. Stockholder Proposal to Limit Accelerated Executive Pay For Against Abstain 4. Stockholder Proposal for Disclosure of Lobbying Policies and Practices For Against Abstain For Against Abstain 14 - P. R. Voser 7. Stockholder Proposal on Establishing a Public Policy Committee MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMM 2 2 5 4 3 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Vote by Internet • Log on to: www.ibm.com/investor/vote Vote by telephone • Within USA, US territories & Canada, call toll-free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. + . Annual Meeting Admission Ticket This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2015, at 10 a.m. in the Statehouse Convention Center, #1 Statehouse Plaza, Little Rock AR 72201. Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable. PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING. Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 28, 2015 Virginia M. Rometty, Martin J. Schroeter and Michelle M. Browdy, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Statehouse Convention Center, #1 Statehouse Plaza, Little Rock AR 72201, at 10 a.m. on Tuesday, April 28, 2015, or any adjournment or postponement thereof. THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2015 ANNUAL MEETING AND PROXY STATEMENT. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2015 ANNUAL MEETING AND PROXY STATEMENT. UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED. (Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.) D Date (mm/dd/yyyy) — Please print date below. Signature(s) — Please keep signature(s) within the box. Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone. IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD. Mark the box if you plan to attend the Annual Meeting. Dear IBM Stockholder: Your vote is important. Please read both sides of the attached 2015 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card. You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 28, 2015, at 10 a.m. in the Statehouse Convention Center, #1 Statehouse Plaza, Little Rock AR 72201. If you plan to attend the Annual Meeting, you should either mark the box provided below on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system. We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder. Christina M. Montgomery Vice President and Secretary +